As filed with the Securities and Exchange Commission on September 22, 2022.

1933 Act File No. 333-

1940 Act File No. 811-23037

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

☒           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐    PRE-EFFECTIVE AMENDMENT NO.
☐    POST-EFFECTIVE AMENDMENT NO.

☒     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒    AMENDMENT NO. 16

TEKLA WORLD
HEALTHCARE FUND

(Exact Name of Registrant as Specified in Charter)

100 Federal Street, 19th Floor
Boston, MA 02110
(617) 772-8500
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

DANIEL R. OMSTEAD, Ph.D.
100 Federal Street, 19th Floor
Boston, MA 02110
(Name, address including zip code, and telephone number, including area code, of agent for service)

Copies of Communications to:

CHRISTOPHER P. HARVEY, ESQ.
ALLISON M. FUMAI, ESQ.
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, MA 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If appropriate, check the following box:

☐	The only securities being registered on the form are being offered pursuant to a dividend or interest reinvestment plan.

☒	Any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.

☒	This Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	This form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

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☐	This form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______.

☐	This form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

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PROSPECTUS

The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

DATED SEPTEMBER 22, 2022

TEKLA WORLD HEALTHCARE FUND

$150,000,000

Common Shares
New York Stock Exchange Symbol: THW

Tekla World Healthcare Fund (the “Trust”) is a non-diversified, closed-end management investment company. The Trust’s investment objective is to seek current income and long-term capital appreciation. Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets (as defined below) in U.S. and non-U.S. companies engaged in the healthcare industries (“Healthcare Companies”) including equity securities and debt securities. “Managed Assets” means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities representing borrowings for investment purposes). The Trust’s 80% policy may only be changed with 60 days’ prior notice to the Trust’s shareholders (the “Shareholders”). The Trust will concentrate its investments in the healthcare industries. No assurance can be given that the Trust will achieve its investment objective.

The Trust may offer, from time to time, up to $150,000,000 aggregate initial offering price of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), The Trust may also offer subscription rights to purchase Common Shares. Common Shares may be offered in one or more offerings. in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Common Shares.

The Trust may offer Common Shares (1) directly to one or more purchasers, including existing Shareholders in a rights offering, (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Dividend Reinvestment and Stock Purchase Plan. The Prospectus Supplement relating to a particular offering of Common Shares will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Trust and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any offering of rights will set forth the number of Common Shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. The Trust may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

Shares of the Trust are traded on the New York Stock Exchange (the “NYSE”) under the symbol “THW.” The net asset value (“NAV”) of the Common Shares at the close of business on September 6, 2022 was $12.72 per share and the last sale price of the Common Shares on the NYSE on such date was $14.42, representing a premium to NAV of 13.36%. See “Net Asset Value.”

Investing in the Trust’s Common Shares involves certain risks. For a discussion of the risks associated with an investment in the Trust, see “Risk Factors,” beginning on page 15 of this Prospectus.

The Trust adopted a managed distribution policy (the “Policy”) in August 2015 pursuant to an exemptive order obtained from the Securities and Exchange Commission (“SEC” or “Commission”). Under the current Policy, the Trust intends to make monthly distributions at a rate of $0.1167 per share to Shareholders of record. The Trust’s Board of Trustees (the “Board”) may modify or terminate the Policy at any time; any such change or termination may have an adverse effect on the market price for the Trust’s Shares.

To the extent that the Trust’s taxable income in any fiscal year exceeds the aggregate amount distributed pursuant to the managed distribution policy based on a fixed percentage of its NAV, the Trust would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Trust based on a fixed percentage of its NAV exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a

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return of capital for tax purposes. A return of capital is applied against and reduces the Shareholder’s basis in his or her Shares. While distributions that represent a return of capital will generally not be taxable to Shareholders, these distributions may reduce a Shareholder’s cost basis, which could result in Shareholders having to pay higher taxes in the future when Shares are sold, even when Shares are sold at a loss from the original investment. Distributions beyond the Shareholder’s basis would be treated as a capital gain.

The actual sources of the Trust’s monthly distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Trust’s fiscal year based on tax regulations. The actual amounts attributable to each of these sources will be reported to Shareholders in January of each year on Form 1099-DIV.

This Prospectus sets forth concisely the information about the Trust you should know before investing, including information about risks. You should read this Prospectus and retain it for future reference. A Statement of Additional Information dated [●], 2022 (the “SAI”) containing additional information about the Trust has been filed with the Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 28 of this Prospectus, and the Trust’s annual and semiannual reports may be obtained without charge by contacting the Investment Adviser at (617) 772-8500. The Commission maintains a website (http://www.sec.gov) that contains material incorporated by reference and other information regarding the Trust. The Trust’s annual and semi-annual reports are also available on the Trust’s website (www.teklacap.com).

The Trust’s investment adviser is Tekla Capital Management LLC (the “Investment Adviser”).

Information about the Trust is available at the Commission’s Internet site at www.sec.gov

Prospectus dated [●], 2022

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PROSPECTUS SUMMARY

You should consider the matters discussed in this summary before investing in the Trust. The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

The Trust	The Trust is a non-diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on March 5, 2015, and commenced operations on June 30, 2015. As of September 6, 2022, the Trust had 37,493,316 Shares outstanding. Shares of the Trust are traded on the New York Stock Exchange (the “NYSE”) under the symbol “THW.” As of September 6, 2022, the Trust’s NAV per Share was $12.72 and the Trust’s last reported share price of a Share on the NYSE was $14.42.

The Offer

The Trust may offer, from time to time, up to $150,000,000 aggregate initial offering price of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), The Trust may also offer subscription rights to purchase Common Shares. Common Shares may be offered in one or more offerings. in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Common Shares.

The Trust may offer Common Shares (1) directly to one or more purchasers, including existing Shareholders in a rights offering, (2) through agents that the Trust may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Common Shares will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Trust and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any offering of rights will set forth the number of Common Shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. The Trust may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

Use of Proceeds	Unless otherwise specified in a Prospectus Supplement, the Trust intends to invest the net proceeds of any offering of Common Shares in accordance with its investment objective and policies as appropriate investment opportunities are identified. It is currently anticipated that the Trust will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering, depending on market conditions and the availability of appropriate securities. U.S. securities and other U.S. financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) may be purchased as appropriate opportunities arise, which could take up to six months, depending on market conditions. See “Use of Proceeds.”

Investment Objective and Policies	Please refer to the section of the Trust’s most recent annual report on Form N-CSR entitled “Investment Objective, Policies, and Risk Factors—Investment Objective and Policies”, which is incorporated by reference herein, for a discussion of the Trust’s investment objective and policies.

Distributions

The Trust intends to make monthly distributions in cash at a rate of $0.1167 per share to Shareholders of record. Net realized capital gains in excess of the total distributed under this policy are generally included in the December distribution. The Trust’s monthly distribution policy may be changed by the Board of Trustees (the “Board”) without

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Shareholder approval.

The Trust’s distribution policy and the basis for establishing the rate of its monthly distributions may be changed at any time by the Board without Shareholder approval. Pursuant to an exemptive order obtained from the Commission under Section 19(b) of the Investment Company Act, the Trust is permitted to distribute long-term capital gains to Shareholders more than once per year. See “Dividends and Distributions.”

Investment Adviser	Tekla Capital Management LLC (the “Investment Adviser”) serves as investment adviser to the Trust. See “Management of the Trust—Investment Adviser.” The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. See “Portfolio Transactions and Brokerage.”

Portfolio Management	Currently, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Loretta Tse, Ph.D., Jack Liu, M.B.A., Ph.D., Christopher Seitz, M.B.A., Graham Attipoe, M.B.A., M.D. and Kelly Girskis, Ph.D. are members of a team that analyzes investments on behalf of the Trust. Dr. Omstead exercises ultimate decision making authority with respect to investments. See “Management of the Trust—Investment Adviser.”

Compensation of Investment Adviser	For the services provided by the Investment Adviser under the Investment Advisory Agreement between the Investment Adviser and the Trust (“Advisory Agreement”), the Trust pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Trust’s Managed Assets. Managed Assets means the total assets of the Trust minus the Trust’s liabilities other than the loan payable.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as the Trust’s custodian, and Computershare Trust Company, N.A., serves as the Trust’s transfer agent.

Administrator	State Street Bank and Trust Company serves as the Trust’s administrator.

Risk Factors	An investment in common shares of the Trust involves risk. Please refer to the section of the Trust’s most recent annual report on Form N-CSR entitled “Investment Objectives, Policies and Risks—Risk Factors”, which is incorporated by reference herein, for a discussion of the risks of investing in the Trust. You should carefully consider those risks before making an investment in the Trust.

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TRUST EXPENSES

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Shares would bear, directly or indirectly. The table is based on the capital structure of the Trust as of August 18, 2022.

The table shows Trust expenses as a percentage of net assets attributable to the Shares. The following table should not be considered a representation of the Trust’s future expenses. Actual expenses may be greater or less than those shown below.

Fees and Expenses
Shareholder Transaction Expenses (as a percentage of Subscription Price)
Sales Load	—%
Expenses Borne by Shareholders of the Trust	—%
Dividend Reinvestment and Stock Repurchase Plan Fees	None (1)
Annual Expenses (as a percentage of average net assets attributable to Shares) (1)
Management Fee (2)	0.92%
Interest Payments on Borrowed Funds	0.21%
Other Expenses (3)	0.20%
Total Annual Expenses	1.33%

(1)	The expenses of administering the Trust’s Dividend Reinvestment and Stock Purchase Plan are included in “Other Expenses.” You will pay brokerage charges if you direct your broker or the plan agent to sell your Shares that you acquired pursuant to the Trust’s Dividend Reinvestment and Stock Purchase Plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Trust’s Dividend Reinvestment and Stock Purchase Plan. See “Dividend Reinvestment and Stock Purchase Plan.”

(2)	The management fee is charged as a percentage of the Trust’s average daily Managed Assets, as opposed to net assets. If leverage is used, Managed Assets will be greater in amount than net assets, because Managed Assets includes borrowings for investment purposes.

(3)	“Other Expenses” have been estimated for the current fiscal year.

Hypothetical Example

The following hypothetical example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Shares of the Trust. These amounts are based upon payment by the Trust of investment advisory fees and other expenses at the levels set forth in the table above.

You would directly or indirectly pay the following expenses on a $1,000 investment in the Trust, assuming (i) all dividends and other distributions are reinvested at NAV per Share, (ii) the market price at the time of investment was equal to the NAV per share, (iii) the percentage amounts listed under Annual Expenses above remain the same in the years shown, and (iv) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$14	$42	$73	$160

See “Financial Highlights” for the Trust’s actual ratio of expenses to average net assets for the fiscal year ended September 30, 2021 and for the six-month period ended March 31, 2022.

The purpose of the table above is to assist you in understanding the various cost and expenses that you will bear directly or indirectly as an investor in the Trust. For more information on the management fees paid by the Trust, see “The Trust—Compensation of Investment Adviser.”

The purpose of the table above is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Trust. For more information regarding the management fees paid by the Trust, refer to the section of this Prospectus entitled “Management of the Trust—Investment Adviser.”

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The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the Commission applicable to all investment companies. The example should not be considered a representation of future expenses and includes the expenses of the offering. The example assumes that the estimated “Other Expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Share NAVs. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example below. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust’s Shares.

This Hypothetical Example should not be considered a representation of past or future expenses, and the Trust’s actual expenses may be greater or less than those shown.

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FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

Financial Highlights

The financial highlights table is intended to help you understand the Trust’s financial performance. The selected financial data below sets forth per Share operating performance data, total investment return, ratios and supplemental data for the periods presented. Certain information reflects financial results from a single Trust Share. The information in this table for the fiscal year ended 2021, 2020, 2019, 2018 and 2017 is derived from the Trust’s financial statements and was audited by [___________], an independent registered public accounting firm. This information should be read in conjunction with the audited financial statements and accompanying notes as of and for the fiscal year ended September 30, 2021, which are incorporated by reference in the SAI. See “Financial Statements” in the SAI.

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2022		Years ended September 30,
	(Unaudited)		2021	2020	2019	2018	2017
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$15.18		$14.14	$13.51	$15.24	$15.55	$16.08
Net investment income (1)	0.05		0.08	0.10	0.06	0.11	0.12
Net realized and unrealized gain (loss)	0.24		2.36	1.93	(0.40)	0.96	0.74
Total increase (decrease) from investment operations	0.29		2.44	2.03	(0.34)	1.07	0.86
Distributions to shareholders from:
Net investment income	(0.70)		(0.14)	(0.05)	(0.19)	(0.60)	(1.30)
Net realized capital gains	—		—	—	—	—	(0.03)
Return of capital (tax basis)	—		(1.26)	(1.35)	(1.21)	(0.80)	(0.07)
Total distributions	(0.70)		(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Increase resulting from shares repurchased (1)	—		—	— (2)	0.01	0.02	0.01
Net asset value per share, end of period	$14.77		$15.18	$14.14	$13.51	$15.24	$15.55
Per share market value, end of period	$15.23		$16.45	$14.33	$13.44	$14.03	$14.56
Total investment return at market value	2.98	%*	26.00%	18.14%	6.80%	6.91%	9.47%
Total investment return at net asset value	1.89	%*	17.91%	15.97%	(1.10%)	8.66%	6.74%
RATIOS
Net investment income to average net assets	0.61	%**	0.53%	0.68%	0.45%	0.78%	0.77%
Expenses to average net assets	1.71	%**	1.74%	2.16%	2.53%	2.28%	2.05%
Expenses, excluding interest expense, to average net assets	1.46	%**	1.51%	1.57%	1.59%	1.57%	1.55%
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$552		$566	$427	$407	$463	$480
Portfolio turnover rate	19.70	%*	69.37%	48.11%	55.17%	54.60%	58.05%
Senior securities (loan facility) outstanding (in millions)	$120		$120	$120	$120	$120	$120
Asset coverage ratio on revolving credit facility at period end	560%		571%	455%	440%	486%	500%
Asset coverage per $1,000 on revolving credit facility at period end	$5,601		$5,714	$4,554	$4,396	$4,861	$4,999

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______________

*  Not annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.005 per share.

	Year ended , September 30, 2016	For the period June 30, 2015 to September 30, 2015 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$17.38	$19.10	(2)
Net investment income (loss) (3)	0.09	(0.02)
Net realized and unrealized gain (loss)	(0.06)	(1.47)
Total increase (decrease) from investment operations	0.03	(1.49)
Distributions to shareholders from:
Income distributions to shareholders	(1.40)	(0.23)
Total distributions	(1.40)	(0.23)
Increase resulting from shares repurchased (3)	0.07	—
Net asset value per share, end of period	$16.08	$17.38
Per share market value, end of period	$14.68	$14.38
Total investment return at market value	12.34%	(27.07	%)*
Total investment return at net asset value	1.81%	(7.46	%)*
RATIOS
Expenses to average net assets	1.70%	1.32	%**
Expenses, excluding interest expense, to average net assets	1.47%	1.32	%**
Net investment income (loss) to average net assets	0.53%	(0.37	%)**
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$499	$542
Portfolio turnover rate	67.00%	58.96	%*

* Not Annualized.

** Annualized.

(1) Commenced operations on June 30, 2015.

(2) Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

(3) Computed using average shares outstanding.

Share Price and NAV

The Trust’s Shares are publicly-held and have been listed and are trading on the NYSE under the symbol “THW.” The following table sets forth for the quarters indicated the high and low closing prices per Share on the NYSE, the corresponding NAV per Share, the percentage premium or discount at such closing prices, and the number of Shares traded.

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The NAV per Share as of the close of business on September 6, 2022 was $12.72 and the last reported sales price of a Share that day was $14.42.

Quarter Ending	Market Price(1) High	Corresponding Net Asset Value(2)	Market Premium/ (Discount)(2)	Corresponding Price(1) Low	Net Asset Value(2)	Premium/ (Discount)(2)	Trading Volume(1)
Fiscal 2020
Dec. 31	$13.97	$14.84	-5.86%	$13.00	$13.32	-2.40%	7,311,726
Mar. 31	$14.49	$15.25	-4.98%	$8.89	$10.50	-15.33%	13,080,124
June 30	$14.76	$14.58	1.24%	$10.83	$12.29	-11.88%	13,241,814
Sept. 30	$14.99	$14.67	2.18%	$13.82	$13.76	0.436%	6,999,269
Fiscal 2021
Dec. 31	$16.07	$14.68	9.47%	$13.43	$13.25	1.36%	6,759,018
Mar. 31	$17.92	$15.29	17.20%	$14.29	$14.63	-2.32%	12,830,000
June 30	$16.69	$15.56	7.26%	$14.86	$15.15	-1.91%	12,500,000
Sept. 30	$17.38	$16.22	7.15%	$16.13	$15.45	4.40%	6,800,000
Fiscal 2022
Dec. 31	$17.08	$15.63	9.28%	$15.51	$14.75	5.15%	6,310,000
Mar. 31	$16.34	$15.63	4.54%	$13.29	$13.86	-4.11%	8,990,000
June 30	$10.39	$14.49	9.70%	$14.00	$12.40	12.90%	7,990,000

__________________

(1)	As reported by Bloomberg LLP.
(2)	Based on the Trust’s computations, on the day that the high or low market price was recorded.

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SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of the last 10 fiscal years. The information in this table for the fiscal years ended 2021, 2020, 2019, 2018 and 2017 has been audited by [________], independent registered public accounting firm. The Trust’s audited financial statements appearing in the Trust’s Annual Report to Shareholders for the year ended September 30, 2021, including the report of [___________] thereon, including accompanying notes thereto, are incorporated by reference in the SAI. The “--” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit	Involuntary Liquidating Preferences Per Unit	Average Market Value Per $1000
Loan Facility 2021	$120	571%	$—	$5,714
Loan Facility 2020	$120	455%	$—	$4,554
Loan Facility 2019	$120	440%	$—	$4,396
Loan Facility 2018	$120	486%	$—	$4,861
Loan Facility 2017	$120	500%	$—	$4,999
Loan Facility 2016	$120	516%	$—	$5,160

_______________

(1)	Total amount in $ millions of each class of senior securities outstanding at the end of the period presented.

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USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the Trust intends to invest the net proceeds of any offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Trust will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering, depending on market conditions and the availability of appropriate securities. Restricted Securities may be purchased as appropriate opportunities arise, which could take up to six months, depending on market conditions. The Trust may choose to be more fully invested in publicly-traded securities during such period. Pending investment in the securities described above, the proceeds will be held in short-term securities, including, but not limited to, obligations of the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”), highly rated money market instruments or mutual funds that invest in such instruments. As a result of this short-term investment of the proceeds, a lower return may be realized.

INVESTMENT OBJECTIVE AND POLICIES

Please refer to the section of the Trust’s most recent annual report on Form N-CSR entitled “Investment Objective, Policies and Risk Factors—Investment Objective and Policies,” which is incorporated by reference herein, for discussion of the Trust’s investment objective and policies.

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RISK FACTORS

An investment in common shares of the Trust involves risk. Please refer to the section of the Trust’s most recent annual report on Form N-CSR entitled “Investment Objectives, Policies and Risks—Risk Factors,” which is incorporated by reference herein, for a discussion of the risks of investing in the Trust.

LEVERAGE

The Trust intends to use financial leverage for investment purposes. The Trust may issue preferred shares of beneficial interest ("Preferred Shares"), borrow money and/or issue debt securities (“traditional leverage”). The Trust intends to use traditional leverage through a credit facility representing up to 20% of the Trust’s Managed Assets. In addition, the Trust may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively referred to as “effective leverage”). Furthermore, at no time will the Trust’s use of leverage, either through traditional leverage or effective leverage, exceed 30% of the Trust’s Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the Trust’s option strategy and use of derivatives for hedging purposes will not be counted toward the Trust’s limit on the use of effective leverage or in the overall 30% leverage limitation.

The Trust’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV, market price and distributions of the Trust and the asset coverage for Preferred Shares, if any. Such volatility may increase the likelihood of the Trust having to sell investments in order to meet its obligations to make distributions on the Preferred Shares, or to redeem Preferred Shares when it may be disadvantageous to do so. Also, if the Trust is utilizing leverage, a decline in NAV could affect the ability of the Trust to make distributions and such a failure to pay dividends or make distributions could result in the Trust ceasing to qualify as a regulated investment company under the Code, as amended.

Other risks and special considerations include the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the Shareholders; the effects of leverage in a declining market, which are likely to cause a greater decline in the NAV of the shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the shares. If the Trust uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Trust did not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common Shareholders, as only the Trust’s common Shareholders would bear the fees and expenses incurred through the Trust’s use of leverage, including the issuance of Preferred Shares, if any. Leverage may increase operating costs, which may reduce total return.

Effects of Leverage

Assuming that leverage will represent approximately 20% of Managed Assets and that the Trust will bear expenses relating to that leverage at an annual cost of 1.00%, Trust performance before leverage (net of expenses) must exceed 0.2% in order to cover the expenses specifically related to the Trust’s use of leverage. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

As of September 30, 2021 and the most recently signed line of credit agreement, the Trust projects an annual leverage expense of 0.91%. The Trust had $120,000,000 of funds drawn on its line of credit which was 17.5% of Managed Assets as of September 30, 2021.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on total returns from an investment in the Trust assuming investment portfolio returns before leverage of (10)%, (5)%, 0%, 5% and 10%. The table further reflects the use of leverage representing 20% of the Trust’s Managed Assets and the Trust’s currently projected annual leverage expense of 1.00%.

Assumed Trust Return Before Leverage (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Assumed Trust Return Inclusive of Leverage	(13.40)%	(7.15)%	(0.90)%	5.35%	11.60%

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Assumed Trust performance before and inclusive of leverage are hypothetical and are pro-vided to assist investors in understanding the effects of leverage. Actual performance experienced by the Trust may be lesser or greater than that shown above.

THE TRUST

Board of Trustees

Under the Trust’s Declaration of Trust and the laws of the Commonwealth of Massachusetts, the Trust’s business and affairs are managed under the direction of its Board. Investment decisions for the Trust are made by the Investment Adviser, subject to any direction it may receive from the Board, which periodically reviews the Trust’s investment performance. The SAI includes additional information about the members of the Board and is available, without charge, upon request, by calling the Investment Adviser at (617) 772-8500.

Investment Adviser

Tekla Capital Management LLC, a limited liability company formed under the laws of the State of Delaware, serves as the Investment Adviser to the Trust. The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Investment Adviser is located at 100 Federal Street, 19th Floor, Boston, MA 02110. The Investment Adviser is owned by Daniel R. Omstead and Mary N. Omstead. Dr. Omstead is currently the President and Chief Executive Officer of the Investment Adviser. Mary N. Omstead is Dr. Omstead’s wife.

The Investment Adviser also provides investment advisory services to other closed-end investment companies, Tekla Healthcare Investors (“HQH”), Tekla Life Sciences Investors (“HQL”), and Tekla Healthcare Opportunities Fund (“THQ”), which invest in companies in the healthcare and life sciences industries. As of June 30, 2022, the Investment Adviser had assets under management of over $3 billion.

The investment advisory agreement between the Investment Adviser and the Trust (the “Advisory Agreement”) provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust’s portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business.

Subject to the supervision and direction of the Board, the Investment Adviser manages the Trust’s portfolio in accordance with the Trust’s investment objective and policies as stated in the Prospectus; makes investment decisions for the Trust; places purchase and sale orders for portfolio transactions for the Trust; supplies the Trust with office facilities (which may be in the Investment Adviser’s own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; directs and supervises a third party administrator or custodian in the provision to the Trust of accounting and bookkeeping services, the calculation of the NAV of Shares of the Trust, internal auditing services, and other clerical services in connection therewith, and prepares or supervises and directs a third party administrator or custodian in the preparation of reports to Shareholders of the Trust, tax returns and reports to and filings with the Commission and state securities authorities. In providing these services, the Investment Adviser provides investment research and supervision of the Trust’s investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust’s assets. In addition, the Investment Adviser For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to 1.00% of the average daily value of the Trust’s Managed Assets.

A discussion regarding the basis for the Trust’s Board approval of the Advisory Agreement is available in the Trust’s semi-annual report for the six months ended March 31, 2022.

Under the Advisory Agreement, the Investment Adviser has agreed to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are “affiliated persons” of the Investment Adviser, as that term is defined in the Investment Company Act, or any of its “affiliated persons.” Under the Advisory Agreement, the Trust must pay (or, if Trust expenses are paid by the Investment Adviser,

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shall reimburse the Investment Adviser for) all other expenses incurred in the operation of the Trust including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, share certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Stock Purchase Plan, the Commission, and Financial Industry Regulatory Authority, Inc. (“FINRA”) fees, fees and expenses of the Trustees who are not “affiliated persons” of the Investment Adviser or any of its “affiliated persons,” accounting and valuation costs, administrator’s fees, membership fees in trade associations, fidelity bond coverage for the Trust’s officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Shares for sale in various states, expenses associated with personnel performing exclusively Shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

Portfolio Management

Currently, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Loretta Tse, Ph.D., Jack Liu, M.B.A., Ph.D., Christopher Seitz, M.B.A., Graham Attipoe, M.B.A., M.D. and Kelly Girskis, Ph.D. are members of the team that analyzes investments on behalf of the Investment Adviser. The team’s business experience for at least the last five years is included below. Dr. Omstead exercises ultimate decision-making authority with respect to investments.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the Investment Adviser since 2001. He is also President of the Trust, HQL, HQH and THQ and serves on their Valuation Committees. Prior to joining the Investment Adviser, Dr. Omstead was President and CEO of Reprogenesis, Inc., a private development stage biotech company developing therapies in the field of regenerative medicine. In 2000, Reprogenesis was merged with two other biotech companies to form Curis, Inc. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development at Cytotherapeutics, Inc., a public biotech company that developed CNS therapies. Before entering the biotech industry, Dr. Omstead was employed for 14 years in the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson and at Merck Sharpe & Dohme Research Laboratories, a division of Merck & Company, Inc. While at Johnson & Johnson, Dr. Omstead participated in the development of Orthoclone OKT3, Eprex /Procrit and other biological products. While at Merck, he worked on the development of Recombivax, Mefoxin, Heartguard and other traditional drug products. Dr. Omstead holds a Ph.D. and Master’s Degree in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University.

Jason Akus is responsible for investment research and due diligence in the Medical Device, Diagnostic, and Biopharmaceutical areas. He joined the Investment Adviser in July of 2001 after graduating from Tufts with an M.D. and M.B.A. Dr. Akus graduated from Tufts with a B.S. in Mathematics. During medical school, Dr. Akus consulted for a variety of Healthcare IT companies.

Timothy Gasperoni joined the Investment Adviser in March 2015. Previously he was a Senior Analyst and Founding Member of Sabby Capital, a public and private equity fund focused on biotechnology and medical devices. Dr. Gasperoni was head of Sabby’s research function and led the firm’s venture investment arm. Previously, Dr. Gasperoni was a Partner and Senior Analyst at Crosswind Investments, LLC, a spin-off of Cowen & Co that managed small- and mid-cap growth funds. Prior to Crosswind, Dr. Gasperoni was the Senior Analyst at Andesite, LLC, a healthcare-dedicated long-short fund. He led the firm’s research function and was responsible for all syndicate transactions. Prior to his career in financial services, Dr. Gasperoni served in consulting, operating, and scientific roles in the biopharmaceutical industry. Dr. Gasperoni holds a B.A. from Swarthmore College, an M.A. from the University of Pennsylvania, a Ph.D. in Neuroscience from UCLA, and an MBA from MIT.

Ashton Wilson joined the Investment Adviser in July of 2018. Previously, he was a Vice President at Goldman Sachs & Co. in equity derivative trading within the Securities Division for 6 years. Prior to that, Mr. Wilson was an equity derivative trader at Bank of America Merrill Lynch for 5 years. Mr. Wilson holds a B.S. in Finance from Virginia Tech.

Chris Abbott joined the Investment Adviser in June of 2016 as a Senior Analyst. Previously, Mr. Abbott spent 8 years at Leerink Partners where he was a Vice President on the Equity Research team covering the Healthcare IT and Healthcare Supply Chain group. Mr. Abbott’s research efforts also focused on Healthcare Strategy and Healthcare Policy during his time at Leerink. Mr. Abbott graduated from Hamilton College with a B.A. in Economics and a focus in Pre-Medical Studies.

Robert Benson joined the Investment Adviser in June 2016 as a Senior Analyst. Previously, Mr. Benson spent 12 years at State Street Global Advisors where he performed quantitative research for asset allocation, equities, and alternatives teams. Prior to that, Mr.

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Benson provided risk management and oversight of State Street Global Advisors equity portfolio managers and also has investment management experience at Putnam Investments and Summa Capital. Mr. Benson holds a B.S. in Management Science from MIT and a M.S. in Financial Engineering from the University of California, Berkeley and is a CFA and CAIA charterholder.

Rich Goss joined the Investment Adviser in March 2018 as a Senior Analyst. Previously, Mr. Goss spent four years at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research teams. Prior to that, Mr. Goss spent six years as a Healthcare Analyst at Datamonitor and four years in market research in Leerink’s MEDACorp division. Mr. Goss graduated from Cornell University with a B.A. in Biology.

Loretta Tse joined the Investment Adviser in July of 2015. Previously, Dr. Tse ran a biotech consulting business and worked with various venture funds and start-up companies. Prior to that, Dr. Tse was Managing Director, Technology Transfer and Industry Relations at Fred Hutchinson Cancer Research Center, where she ran an office that was responsible for protection and commercialization of research output and formation of start-up companies, was an Associate at Oxford Biosciences Partners, an early stage Life Sciences venture fund, and worked in business development at several early stage biotech companies prior to joining Oxford. Dr. Tse holds a Ph.D. in Pharmacology from Johns Hopkins School of Medicine and a B.S. in Biochemistry from University of California, Davis.

Jack Liu joined the Investment Adviser in August of 2019. Previously, Dr. Liu was a Research Analyst covering healthcare equity at Weatherbie Capital. Prior to that, he held summer research analyst positions at Fidelity Investments and King Tower Asset Management. Earlier in his career, Dr. Liu spent two years as a scientist at Synageva Biopharma leading analytical projects in various stages of drug discovery and development. Dr. Liu holds a B.S. in Biological Science from the Tsinghua University in Beijing, an MBA from the MIT Sloan School of Management and a Ph.D. in Chemistry from Northeastern University.

Christopher Seitz joined the Investment Adviser in 2021. Previously, Mr. Seitz was a Healthcare Analyst Intern at Nantahala Capital Management, focusing on healthcare companies, specifically biotech (oncology, rare disease, neuro, cardiovascular), medtech, services and digital health. Previously, he was an Associate at Excel Venture Management where he supported deal execution, fund strategy and portfolio management. Prior to his employment at Excel, he was an Analyst / Senior Analyst at Health Advances. Mr. Seitz holds a M.B.A. in Healthcare Management from The Wharton School of Business and an B.A. in Biology & German, Pre-Medicine from Williams College.

Graham Attipoe joined the Investment Adviser in May of 2022. Previously, Dr. Attipoe worked as a Research Analyst for Eagle Health Investments LP overseeing global short- and long-term equity for a healthcare fund, focusing on biopharmaceuticals and healthcare services. Prior to that, Dr. Attipoe was as a M.B.A. Summer Consultant for the Boston Consulting Group and held a seasonal Investment Associate position at Windham Venture Partners. Dr. Attipoe holds a M.B.A. in Healthcare Management & Finance from the Wharton School of Business, a M.D. from the School of Medicine at Vanderbilt University and a B.S. in Biology with a minor in Chemistry from Duke University.

Kelly Girskis joined the Investment Adviser in August of 2021. Previously, she was an Equity Research Associate, Biotechnology at SVB Leerink where she did support coverage for biotechnology companies with a focus on rare disease companies. Prior to that, she worked as an intern at Ascentia Asset Management as a life sciences consultant. Dr. Girskis has a Ph.D. in Neurobiology from Harvard University and a B.A. in Neuroscience from the University of Southern California.

The portfolio management team applies both bottom-up and top-down strategies in its investment process. A bottom-up strategy is taken on the company level where individual opportunities are evaluated in three fundamental bases as appropriate: the scientific basis, the market basis, and the financial basis. Scientifically, assets are evaluated on first principals; the market basis evaluates the regulatory and competitive landscape faced by each company; financial evaluation takes place through a variety of metrics relative to the subsector to which each company belongs. A top-down approach is taken on the level of sector allocation within the portfolio. The investment team divides healthcare into a number of subsectors and utilizes a battery of measures to identify relative value on a subsector basis. These measures include sector revenue multiples, earnings multiples, and forward growth estimates and prospects. To stay current, the investment team evaluates subsectors on a continually rotating basis and allocation flows are adjusted as appropriate.

For additional information regarding the portfolio management of the Trust, see “Investment Adviser and Investment Advisory Agreement — Portfolio Management” in the SAI.

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Code of Ethics

The Board approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Trust. See “Code of Ethics” in the SAI.

DESCRIPTION OF TRUST

The Trust is a non-diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on March 5, 2015 pursuant to a Declaration of Trust governed by Massachusetts law and commenced operations on June 30, 2015. The Trust’s Declaration of Trust was amended and restated as of May 18, 2015 (“Amended and Restated Declaration of Trust”). The Amended and Restated Declaration of Trust is referred to in this Prospectus as the “Declaration of Trust” unless the context requires otherwise. The Trust’s principal offices are located at 100 Federal Street, 19th Floor, Boston, MA 02110.

The Trust’s capitalization consists of an unlimited number of Shares of beneficial interest, $0.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution after paying or adequately providing for the payment of all liabilities. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust’s By-laws and the rules of the NYSE.

Shareholders are entitled to one vote for each whole Share held and a proportionate fractional vote for each fractional Share held. The Trust’s Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a classified Board of three classes, whereby one class of Trustees is elected each year.

For information regarding risk factors pertaining to the Trust, see “Risk Factors.”

As of September 6, 2022, to the best of the Trust’s knowledge, and based solely on Schedule 13D/G filings made with the Commission, there was no person who controlled the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

The Trust intends to purchase and hold securities for capital appreciation and it is not anticipated that frequent portfolio changes will be made for short-term trading purposes or to take advantage of short-term swings in the market. However, changes may be made in the portfolio consistent with the investment objective and policies of the Trust whenever changes are believed by the Investment Adviser to be in the best interest of the Trust and its Shareholders. Risk factors, particularly those relating to a specific security investment or to the market and economic conditions, may also affect the rate at which the Trust buys and sells its portfolio holdings. The Trust has no fixed policy with respect to portfolio turnover rate. The Trust may engage in short-term trading of portfolio securities, including initial public offerings, which may result in increasing the Trust’s portfolio turnover rate. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of long-term portfolio securities by the average monthly value of the Trust’s long-term portfolio securities. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Trust’s performance. The Trust’s portfolio turnover rate for the fiscal years ended September 30, 2021 and September 30, 2020 was 69.37% and 48.11%, respectively.

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NET ASSET VALUE

The NAV of the Trust’s Shares is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) every day that the NYSE is open. The Trust makes this information available daily by telephone (800) 451-2597, via its web site (www.teklacap.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (e.g., bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron’s publish NAVs for closed-end investment companies at least weekly.

NAV is calculated by dividing the Trust’s total assets (the value of the securities held by the Trust plus any cash or other assets, including interest payable but not yet received) minus all liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) by the total number of Shares outstanding at such time. If any Preferred Shares are outstanding, net assets available for common Shareholders are determined by deducting from net assets the liquidation preference and any accrued dividends on the Preferred Shares.

Securities for which market quotations are readily available are valued at market price. Portfolio securities that are traded on one or more U.S. national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Redeemable securities issued by a registered open-end investment company are valued at net asset value per share. Other securities are valued at the mean between the closing bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange-traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. The prevailing currency exchange rate shall be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks.

Securities that are primarily traded on foreign securities exchanges generally are valued at the last sale price on the exchange on which they are primarily traded. Foreign securities that are primarily traded on the foreign over-the-counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events result in market volatility that significantly affects the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Trust values its Shares on any particular day on which the Trust is required to value its Shares, the Trust may, but is not required to, determine the value of such securities at “fair value,” as determined in good faith by or under the direction of the Board.

Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents to determine their current value. In addition, to the extent that the Trust values its foreign securities (other than ADR’s and ADS’s) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Trust’s net asset value may not take place contemporaneously with the valuation of foreign securities held by the Trust.

The value of any security or other asset for which market quotations are not readily available shall be determined in a manner that most fairly reflects the security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (1) the type of the security; (2) the size of the holding (including percent of outstanding securities of issuer held by the Trust); (3) the initial cost of the security; (4) the existence of any contractual restrictions on the security’s disposition and the time to freedom from such restrictions; (5) the price and extent of public trading in similar securities of the issuer or of comparable companies; (6) quotations or prices from broker-dealers and/or pricing services; (7) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (8) an analysis of the company’s financial statements; (9) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security); and (10) with respect to certain Restricted Securities, the price of securities in a subsequent round of financing of an issuer in an arm’s-length transaction, if the round includes a new third party investor.

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Sometimes a “significant valuation event” may cause the market value of a security to differ from the fair market value of that security. A “significant valuation event” is an event that causes or is likely to cause a market quotation to be unavailable or unreliable, and may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or closings caused by human error, equipment failures, natural disasters, armed conflicts, acts of God, governmental actions or other developments, as well as the same or similar events which may affect specific issues or the securities markets even though not tied directly to the securities markets. A significant valuation event occurring after the close of trading but before the time of valuation may mean that the closing price for the security does not constitute a readily available market quotation. If a significant valuation event has occurred, the security will be valued at fair value as determined in good faith by the Board in accordance with the procedures described above. Such valuations and procedures will be reviewed periodically by the Board.

The fair value of investments for which no market exists cannot be precisely determined. With respect to securities of a company in its early stage of development, valuation will typically be based upon the original cost to the Trust. This methodology will typically be used until significant developments affecting the portfolio company provide a basis for a change in valuation. The status of portfolio companies is monitored for progress against plan, advancement of the stage of product development, and other factors. When revenues and earnings are present they are monitored. Valuation changes are event driven. When an appropriate event occurs (e.g., the completion of a third party transaction or a significant change in business model) valuation is changed accordingly. In addition the Trust will typically base changes in valuation on actual transactions or on actual firm offers by sophisticated independent investors unaffiliated with the Adviser. Legal or contractual restrictions on the sale of portfolio securities by the Trust will be considered in the valuation of such securities.

Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

Plan of Distribution

The Trust may sell up to $150,000,000 in aggregate initial offering price of Common Shares from time to time under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchasers, including existing Shareholders in a rights offering, (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Dividend Reinvestment and Stock Purchase Plan. Each Prospectus Supplement relating to an offering of Common Shares will state the terms of the offering, including:

●	the names of any agents, underwriters or dealers;
●	any sales loads or other items constituting underwriters’ compensation;
●	any discounts, commissions, or fees allowed or paid to dealers or agents;
●	the public offering or purchase price of the offered Common Shares and the net proceeds the Trust will receive from the sale; and
●	any securities exchange on which the offered Common Shares may be listed.

Direct Sales

The Trust may sell Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Trust may use electronic media, including the Internet, to sell offered securities directly. The Trust will describe the terms of any of those sales in a Prospectus Supplement.

By Agents

The Trust may offer Common Shares through agents that the Trust may designate. The Trust will name any agent involved in the offer and sale and describe any commissions payable by the Trust in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

The Trust may offer and sell Common Shares from time to time to one or more underwriters who would purchase the Common Shares as principal for resale to the public, either on a firm commitment or best efforts basis. If the Trust sells Common Shares to

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underwriters, the Trust will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Trust in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Common Shares for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Common Shares unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Common Shares, they will be required to purchase all of the offered Common Shares. The underwriters may sell the offered Common Shares to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a Prospectus Supplement so indicates, the Trust may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Trust may offer and sell Common Shares from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Common Shares to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Trust will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Common Shares may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the

DIVIDENDS AND DISTRIBUTIONS

For federal income tax purposes, the Trust is required to distribute substantially all of its investment company taxable income for each taxable year. Capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, may be distributed or may be retained at the discretion of the Board. “Investment company taxable income,” as used herein, includes all interest and other ordinary income earned by the Trust on its portfolio holdings and net short-term capital gains in excess of net long-term capital losses, less the Trust’s expenses. See “Taxation — Distributions.”

If the Trust is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the Preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Trust to meet the distribution requirements for qualification as a regulated investment company for U.S. federal income tax purposes, will be paid to the holders of the Preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of Preferred Shares would be entitled to receive upon redemption or liquidation of the shares.

The Trust currently makes distributions in cash to its Shareholders of all or a portion of its net investment income to Shareholders each month out of legally available funds. The Trust will pay Shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage utilized by the Trust.

The Trust intends to pay any capital gains distributions at least annually. Pursuant to an exemptive order obtained from the Commission under Section 19(b) of the Investment Company Act, the Trust is permitted to distribute long-term capital gains to Shareholders more than once per year.

The Trust’s monthly distribution policy and the basis for establishing the rate of its monthly distributions may be changed at any time by the Board without Shareholder approval.

Various factors will affect the level of the Trust’s income, including the asset mix, the performance of the companies represented in the Trust’s portfolio, and the Trust’s use of hedging and fluctuations in the rate of exchange between foreign currencies and the U.S. dollar to the extent the Trust has invested in Foreign Securities.

Notices will be provided in accordance with Section 19(a) of the Investment Company Act.

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The SEC exemptive order authorizing the adoption of the Trust’s managed distribution policy requires the Trust to adhere to certain conditions with respect to public offerings. The SEC exemptive order requires that the Trust will not make a public offering of the Trust’s Shares other than: (i) a rights offering that is below NAV to holders of the fund’s common share; (ii) an offering in connection with a dividend reinvestment plan, merger, consolidation, acquisition, spin off or reorganization of the fund; or (iii) an offering in which the fund’s annualized distribution rate for the six months ending on the last day of the month ended immediately prior to the most recent distribution record date, expressed as a percentage of NAV as of such date, is no more than 1 percentage point greater than the Trust’s average annual total return for the 5-year period ending on such date and the transmittal letter accompanying any registration statement filed with the SEC in connection with the offering discloses that the Trust has a managed distribution policy exemptive order. Any offering of Common Shares will comply with the conditions of the SEC exemptive order.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Trust. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect (each, a “Participant” and collectively, “Participants”), dividends and/or distributions on such Shareholder’s Shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

The Plan Agent will acquire shares for participants’ accounts by purchasing either newly issued shares from the Trust or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connection with the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the amount of the participant’s cash dividend or distribution by the greater of the NAY per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAY per share is greater than the closing market price per share (plus per share fees), the Plan Agent will invest the dividend or distribution in shares acquired in open-market purchases. The per share price for open-market purchases will be the weighted average price of the shares on the payment date.

In the event of a market discount on the payment date for any Dividend, the Plan Agent (or Plan Agent’s broker) will have until the last business day before the next date on which the Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Shares acquired in Open-Market Purchases. Open-market purchases may be made on any securities exchange where Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. The per Share purchase price for Open-Market Purchases will be the weighted average price of the Shares on the payment date. If, before the Plan Agent has completed its Open-Market Purchases, the market price per Share exceeds the NAV per Share, the average per Share purchase price paid by the Plan Agent may exceed the NAV of the Shares, resulting in the acquisition of fewer Shares than if the Dividend had been paid in Newly Issued Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Dividend Reinvestment and Stock Purchase Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Shares at the NAV per Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

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Each Participant can voluntarily purchase additional Shares at any time through the Plan Agent. The Plan Agent will purchase additional Shares through Open-Market Purchases. The minimum investment under this option is $50. To make an investment online, participants may log on to www.computershare.com/investor, in order to authorize recurring automatic monthly deductions from a U.S. bank account or a one-time online bank debit from a U.S. bank account. Participants may also make optional cash investments in Shares by sending a check in U.S. dollars and drawn against a U.S. bank to the Plan Agent along with a completed transaction form appended to each statement received from the Plan Agent. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. The Plan Agent will purchase whole and fractional Shares to equal each amount a Participant invests, less any applicable fees. Each optional cash investment by check or one-time online bank debit will entail a transaction fee of $5.00 plus $0.05 per Share purchased. If funds are deducted monthly and automatically from a U.S. bank account, for each debit the transaction fee is $2.50 plus $0.05 per Share purchased. Shares will be purchased by the Plan Agent at least monthly. The transaction will occur within five (5) business days after a Participant’s funds are received by the Plan Agent, assuming the applicable market is open for trading. If due to unusual circumstances, the Plan Agent is unable to purchase Shares from optional cash payments within 35 days, the Plan Agent will return such funds by check. If any Participant’s check for an optional cash payment is returned unpaid for any reason, or an authorized electronic funds transfer is rejected, the Plan Agent will consider the request for the investment of such funds null and void. The Plan Agent will immediately remove from the Participant’s Plan account those Shares, if any, purchased upon the prior credit of such funds and will immediately sell such Shares. The Plan Agent will also sell any additional Shares from the Participant’s Plan fee account as necessary to cover any costs, losses or fees. Participants will be charged $25.00 for each returned check or rejected electronic funds transfer.

The Plan Agent maintains all Participants’ accounts in the Dividend Reinvestment and Stock Purchase Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Shares in the account of each Participant will be held by the Plan Agent on behalf of the Participant in book entry form in the Plan Agent’s name or the Plan Agent’s nominee. Each Shareholder proxy will include those Shares purchased or received pursuant to the Dividend Reinvestment and Stock Purchase Plan. The Plan Agent will forward all proxy solicitation materials to Participants and vote proxies for Shares held under the Dividend Reinvestment and Stock Purchase Plan in accordance with the instructions of the Participants.

In the case of Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Dividend Reinvestment and Stock Purchase Plan on the basis of the number of Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Dividend Reinvestment and Stock Purchase Plan.

Any stock dividends or split of Shares distributed by the Trust on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Trust makes available to its Shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant elects by telephone, internet or written notice to the Plan Agent to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the Participant, the Plan Agent will process all sale instructions received no later than five (5) business days after the date on which the order is received. Such sale will be made through the Plan Agent’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In each case, the price to each Participant shall be the weighted average sale price obtained by the Plan Agent’s broker net of fees for each aggregate order placed by the Plan Agent and executed by the broker. To maximize cost savings, the Plan Agent will seek to sell Shares in round lot transactions. For this purpose the Plan Agent may combine a Participant’s Shares with those of other selling Participants.

Each Participant may terminate his or her account under the Plan by notifying the Plan Agent by telephone, through the internet or in writing prior to the dividend record date. Such termination will be effective immediately if received by the Plan Agent prior to any dividend or distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Upon any withdrawal or termination, the Plan Agent will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Trust’s whole book-entry Shares and a check for the cash adjustment of any fractional share at the then current market value per Share less any applicable fees.

The Trust reserves the right to amend or terminate the Plan upon notice in writing to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Trust. Notice will be sent to Participants of any amendments as soon as practicable after such action by the Trust.

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All correspondence from a registered owner of Shares concerning the Dividend Reinvestment and Stock Purchase Plan should be directed to the Plan Agent at Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170, with overnight correspondence being directed to the Plan Agent at Computershare Trust Company, N.A, 211 Quality Circle, Suite 210, College Station, TX 77845; by calling 1-800-426-5523; or through the Plan Agent’s website at www.computershare.com/investor. Participants who hold their Shares through a broker or other nominee should direct correspondence or questions concerning the Dividend Reinvestment and Stock Purchase Plan to their broker or nominee.

TAXATION

The following discussion is based upon the advice of Dechert LLP, counsel for the Trust, and is a general summary of the principal U.S. federal income tax considerations regarding an investment in the Trust. The discussion is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change (possibly with retroactive effect) or different interpretations. The discussion below does not purport to deal with all of the federal income tax consequences applicable to the Trust, or to all categories of investors, some of which may be subject to special rules. Each Shareholder is urged to consult with his or her own tax adviser with respect to the specific federal, state, local, foreign and other tax consequences of investing in Shares of the Trust.

Taxation of the Trust

The Trust intends to qualify and has elected to be treated each taxable year as a regulated investment company (“RIC”) under the Code. The principal federal income tax benefits of qualifying as a RIC, as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its Shareholders, and that the character of long-term capital gains which are recognized and properly reported by a RIC flows through to its Shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust would be subject to corporate income tax (currently at a maximum rate of 21%) on any undistributed income.

Distributions

Dividends paid from investment company taxable income as calculated for federal income tax purposes generally will be taxable to Shareholders as ordinary income whether paid in cash or reinvested in the Trust’s Shares. The Trust intends to distribute to its Shareholders substantially all of its investment company taxable income (including distributions of net short-term capital gains), if any, for each year. It is anticipated that the Trust’s income distributions will be paid annually in additional Shares unless the Shareholder elects payment in cash.

A portion of the dividends paid by the Trust may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Trust distribution is treated as qualified dividend income to the extent that the Trust receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Trust and the Shareholder. Trust distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and distributions from certain non-U.S. corporations.

If a portion of the Trust’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction provided that certain holding period and other requirements are met by both the Trust and the corporate Shareholder.

Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses reported by the Trust as capital gain dividends will be taxable to Shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust’s Shares, regardless of how long the Shareholders have held the Trust’s Shares and will not be eligible for the dividends received deduction for corporations.

Each year, Shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

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Gain or loss realized upon the sale or exchange of Shares will be a capital gain or loss if the Shares are capital assets in the Shareholder’s hands and generally will be long-term or short-term, depending upon the Shareholder’s holding period for the Shares. You should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the Shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If a Shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the Shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 24% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold up to 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien and other non-U.S. Shareholder accounts.

This is a brief summary of some of the tax laws that affect an investment in the Trust. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. Please see the SAI and a tax adviser for further information.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT, REGISTRAR, AND SUBSCRIPTION AGENT

The Trust’s securities and cash are held under a custodian contract by State Street Bank and Trust Company (the “Custodian”), whose principal business address is One Lincoln Street, Boston, MA 02111. The Custodian also performs certain accounting related functions for the Trust, including calculation of NAV and net income.

State Street Bank and Trust Company (the “Administrator”) serves as administrator to the Trust pursuant to an administration agreement between the Administrator and the Trust (the “Administration Agreement”). Under the Administration Agreement the Trust’s assets are combined with assets of HQL, HQH and THQ. The combined assets are charged fees computed and payable monthly at an annual rate of (i) 3.4% of the first $150 million; (ii) 2.4% of the next $150 million; and (iii) 1.4% on assets in excess of $300 million, subject to annual minimum fee of $77,500. The Administrative Agreement covers administrative costs including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement.

Computershare Inc. serves as Dividend Disbursing Agent for the Trust. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the Plan Agent for the Trust’s Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Trust. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Trust by Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, MA 02110.

EXPERTS

The Trust’s financial statements as of and for the fiscal year ended September 30, 2021, incorporated by reference in the SAI, have been incorporated in reliance on the report of [________], an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting.

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REPORTS TO SHAREHOLDERS

The Trust will send unaudited semiannual reports and audited annual reports, including a list of investments held, to Shareholders.

Incorporation by Reference

This Prospectus is part of the registration statement that has been filed with the SEC. Pursuant to the final rule and form amendments adopted by the SEC on April 8, 2020 to implement certain provisions of the Economic Growth, Regulatory Relief, and Consumer Protection Act, the Trust may “incorporate by reference” the information that it files with the SEC, which means that the Trust can disclose important information by referring to those documents. The information incorporated by reference is considered to be part of this Prospectus, and later information that the Trust files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of this offering, are incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

●	the Trust’s SAI, dated [●], 2022, filed with this Prospectus;
●	the Trust’s definitive Proxy Statement, dated April 18, 2022, filed on April 12, 2022;
●	the Trust’s annual report on Form N-CSR for the fiscal year ended September 30, 2021, filed with the SEC on December 3, 2021;
●	the Trust’s semi-annual report on Form N-CSR for the fiscal period ended March 31, 2022, filed with the SEC on June 3, 2022;
●	the Trust’s description of Common Shares on Form 8-A, filed on June 19, 2015

The Trust will provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this Prospectus or an accompanying Prospectus Supplement.

You should direct requests for documents by calling the Investment Adviser at (617) 772-8500 or by writing to the Trust at c/o Tekla Capital Management LLC, 100 Federal Street, 19th Floor Boston, MA 02110. The Trust makes available this Prospectus, SAI and the Trust’s annual and semi-annual reports, free of charge, on the Trust’s website (www.teklacap.com). You may also obtain this Prospectus, the SAI, other documents incorporated by reference and other information the Trust files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Trust’s website is not incorporated by reference into this Prospectus and should not be considered to be part of this Prospectus or the accompanying prospectus supplement.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information filed by the Trust can be inspected and copied (at prescribed rates) at the public reference facilities of the Commission, 100 F Street, NE, Washington, D.C. 20549. The Trust’s Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Trust can also be inspected and copied at the Library of the NYSE, 20 Broad Street, New York, NY 10005.

This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and appendices thereto, the “Registration Statement”) filed by the Trust with the Commission under the Securities Act and the Investment Company Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Trust to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Trust nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, the Trust undertakes to supplement this Prospectus to reflect any material changes to the Trust after the date of this Prospectus.

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The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED SEPTEMBER 22, 2022

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF ADDITIONAL INFORMATION

[●], 2022

Tekla World Healthcare Fund (the “Trust”) is a non-diversified, closed-end management investment company. The Trust’s investment objective is to seek current income and long-term capital appreciation. Under normal market conditions, the Trust expects to invest at least 80% of its Managed Assets (as defined below) in U.S. and non-U.S. companies engaged in the healthcare industry (“Healthcare Companies”) including equity securities and debt securities. “Managed Assets” means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities representing borrowings for investment purposes). The Trust’s 80% policy may only be changed with 60 days’ prior notice to the Trust’s shareholders (“Shareholders”). The Trust will concentrate its investments in the healthcare industries. No assurance can be given that the Trust will achieve its investment objective.

A company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment in the company, 50% or more of such company’s sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. Healthcare Companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology, managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs (as defined below). The Investment Adviser (defined below) determines, in its discretion, whether a company is a Healthcare Company.

Under normal market conditions, the Trust expects to invest at least 40% of its Managed Assets in companies organized or located outside the United States or companies that do a substantial amount of business outside the United States. The Trust may invest up to 5% of its Managed Assets in securities of issuers located in emerging market countries (“Emerging Markets”). The Trust may hedge its non-U.S. dollar exposure from 0%-100% at any given time, though it typically expects to do so between 0% and 50% of such exposure.

The Trust expects to invest 60-90% of its Managed Assets in equity securities (which may include common stock, preferred stock and warrants or other rights to acquire common or preferred stock). The Trust will invest in foreign securities and may buy and sell currencies for the purpose of settlement of transactions in foreign securities. The Trust may invest up to 30% of its Managed Assets in convertible securities which may include securities that are non-investment grade. The Trust may invest up to 20% of its Managed Assets as measured at the time of investment in non-convertible debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”), or BB+ by Fitch, Inc. (“Fitch”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality) and not including convertible securities. The Trust may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody’s and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. The Trust’s investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

The Trust may invest in derivatives, including but not limited to options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives. Initially, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to

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generate current income from option premiums as a means to enhance distributions payable to the Trust’s Shareholders and will be limited to 30% of the Trust’s Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust. Other than the Trust’s option strategy and use of derivatives for hedging purposes, the Trust may invest up to 10% of its Managed Assets in derivatives.

The Trust may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equity (“PIPEs”) and venture capital investments.

The Trust may invest up to 20% of its Managed Assets in real estate investment trusts that derive their income from the ownership, leasing, or financing of properties in the healthcare sector (“Healthcare REITs”).

The Trust may also invest in equity-linked notes, exchange-traded funds and special purpose acquisition companies (“SPACs”).

The Trust may from time-to-time lend its portfolio securities. In addition, the Trust may enter into when-issued and delayed delivery transactions, forward foreign currency contracts and repurchase agreements.

The Trust’s investment adviser is Tekla Capital Management LLC (the “Investment Adviser”).

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Trust dated [●], 2021 (the “Prospectus”), and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before purchasing shares of beneficial interest (“Shares”) of the Trust, and investors should obtain and read the Prospectus prior to purchasing Shares. A copy of the Prospectus may be obtained without charge, by calling the Investment Adviser at (617) 772-8500. This SAI incorporates by reference the entire Prospectus.

The Trust’s annual report may be obtained upon request by calling (617) 772-8500.

The Prospectus and this SAI omit certain of the information contained in the Trust’s registration statement filed with the Securities and Exchange Commission (“SEC” or “Commission”). Information about the Trust can be reviewed on the Commission’s Internet site at www.sec.gov.

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ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under “Investment Objectives and Policies” and “Risk Factors.” Additional information concerning certain of the Trust’s investments, investment techniques and investment restrictions is set forth below. The Trust may utilize the following investment practices:

Healthcare Companies

The Trust expects to invest in U.S. and non-U.S. equity and debt securities of companies in the healthcare industry, including, but not limited to, biotechnology, pharmaceutical, medical devices and healthcare services companies. These investments are designed to take advantage of recent developments in certain healthcare sectors. For example, demographic changes are driving an increase in medical products due to the high growth rate of the population of Americans age 65 and older. Recent developments in the pharmaceutical, biotechnology, and medical technology industries have produced a series of products that will extend or improve the quality of patients’ lives, especially in the areas of oncology, infectious disease, inflammation and orphan diseases. The Investment Adviser also believes that the following trends have investment potential: (i) biopharmaceuticals, including products for novel targets; (ii) treatments for orphan and ultra-orphan (i.e., rare and extremely rare) diseases, including gene therapy; (iii) specialty pharmaceuticals; (iv) generic pharmaceuticals; (v) novel medical devices; (vi) life sciences tools and diagnostics; and (vii) products that will benefit from changes in the regulatory landscape.

Healthcare Companies provide multiple diverse investment opportunities in a number of subsectors including, but not limited to, the following: (i) pharmaceuticals, which includes large and small pharmaceutical, specialty pharmaceutical and generic drug companies; (ii) biotechnology, which includes companies engaged in research into, and development of, biological substances for the purposes of drug discovery and diagnostic development; (iii) managed care, which is a segment that represents HMOs and insurers; (iv) life sciences and tools, which includes research organizations that help design and run clinical trials, as well as life sciences research tools companies that offer instruments, reagents and services to scientists in academic, BioPharma and applied market laboratories; (v) healthcare technology, which include companies involved in automating various processes for hospitals and HMOs; (vi) healthcare services, which includes pharmacy benefits managers, alternative site care providers and laboratory services companies; (vii) healthcare supplies, which include companies that provide products such as tubes and bandages used every day in healthcare facilities and laboratories; (viii) healthcare facilities, which include hospitals and other brick and mortar facilities used to treat patients; (ix) healthcare equipment, which include medical diagnostic and device companies; (x) healthcare distributors, which distribute drugs and products to patients, hospitals and other facilities; and (xi) healthcare REITs, which are REITs that derive their income from the ownership, leasing, or financing of properties in the healthcare sector.

Equity Securities

The Trust expects to invest 60-90% of its Managed Assets in equity securities, which may include common stock, preferred stock and warrants or other rights to acquire common or preferred stock. Common stock represents shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other Shareholder or class of Shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Trust may invest in preferred stocks, which represent shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred shareholders before any dividends are paid to common shareholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Debt Securities

The Trust may invest up to 20% of its Managed Assets as measured at the time of investment in non-convertible debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba1 or lower by Moody’s, BB+ or lower by S&P, or BB+ by Fitch or comparably rated by another NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality) and not including convertible securities. The Trust may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody’s and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. To the extent the Trust invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Trust’s investments in debt securities with longer terms to maturity are subject to greater volatility than the Trust’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Corporate debt obligations rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust’s net asset value (“NAV”).

Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Trust may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, which may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Trust may invest in deposits in U.S. and European banks satisfying the standards set forth above.

Foreign Securities

The Trust will invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-

denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Trust’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Trust’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Trust’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Trust may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been impacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Trust’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Trust may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Trust may be subject to currency exposure independent of its securities positions. To the extent that the Trust is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter (“OTC”) markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Trust endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Trust’s assets are uninvested and no return is earned on such assets. The inability of the Trust to make intended security purchases due to settlement problems could cause the Trust to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Trust due to subsequent declines in value of the portfolio securities or, if the Trust has entered into a contract to sell the securities, in possible liability to the purchaser.

The Trust may invest in foreign securities which take the form of sponsored and unsponsored American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), European depositary receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Trust acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Trust would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Trust may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, the Trust may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Investing in Europe. The Trust may operate in euros and/ or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Trust has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Investing in Canada. The Trust may invest in issuers located in Canada or that have significant exposure to the Canadian economy. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources, and therefore the Canadian economy is very dependent on the supply and demand for natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. Past periodic demands by the Province of Quebec for sovereignty have also significantly affected equity valuations and foreign currency movements in the Canadian market.

Investing in Emerging Countries. The securities markets of emerging countries (“Emerging Markets”) are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Markets issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Markets issuers than is available about issuers in the United States.

Emerging Markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Markets securities may also affect the Trust’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain Emerging Markets, antiquated or poorly established legal systems may have an adverse impact on the Trust. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Markets may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in Emerging Markets may not be fully developed. To the extent the Trust invests in emerging markets, Trust assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in Emerging Markets is restricted or controlled to varying degrees. These restrictions may limit the Trust’s investment in Emerging Markets and may increase the expenses of the Trust. Certain Emerging Markets require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from Emerging Markets may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Trust. The Trust may be required to establish special custodial or other arrangements before investing in certain Emerging Markets.

Emerging Markets may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Trust may invest and adversely affect the value of the Trust’s assets. The Trust’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Trust may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of Emerging Markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other Emerging Markets, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many Emerging Markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Markets are vulnerable to weakness in world prices for their commodity exports.

The Trust’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

From time to time, certain of the companies in which the Trust may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Trust would be indirectly subject to those risks.

REITs

The Trust may invest up to 20% of its Managed Assets in Healthcare REITs. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Trust will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests. Healthcare REITs are REITs that derive their income from the ownership, leasing, or financing of properties in the healthcare sector.

Derivatives

The Trust may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Trust’s investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, among others, options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), and options on swaps. Positions in these financial instruments may expose the Trust to an obligation to another party. The Trust will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Trust will comply with Commission guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

The Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Trust’s Shareholders and will be limited to 30% of the Trust’s Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. To the extent the Trust writes a covered put option, the Trust has assumed the obligation during the option period to purchase the security or securities from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Trust that writes a put option may be required make payment for such investment at the exercise price. This may result in losses to the Trust and may result in the Trust holding securities for some period of time when it is disadvantageous to do so. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Trust. Other than the Trust’s option strategy and use of derivatives for hedging purposes, the Trust may invest up to 10% of its Managed Assets in derivatives. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Trust performance.

Derivatives markets have been subject to increased regulation over the past several years, which may continue, and consequently, may make derivatives trading more costly, may limit the availability of and reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Such potential adverse future developments could increase the risks reduce the effectiveness of the Trust’s derivative transactions, and cause the Trust to lose value. For instance, the Commission has adopted new regulations related to a registered investment company’s use of derivatives and related instruments. These regulations may significantly impact the Trust’s ability to invest in derivatives and other instruments, limit the Trust’s ability to employ certain strategies that use derivatives and/or adversely affect the Trust’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Initial Public Offerings

The Trust may invest a portion of its assets in shares of IPOs, if consistent with the Trust’s investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Trust for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Trust may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by the holders of Shares. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Convertible Securities

The Trust may invest up to 30% of its Managed Assets in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its conversion value (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Trust is called for redemption, the Trust will be required to convert the security into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Trust’s ability to achieve its investment objective, which, in turn, could result in losses to the Trust. To the extent that the Trust holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Trust may, consistent with its investment objective, hold such common stock in its portfolio.

In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of the Trust’s investment policies.

Restricted Securities

The Trust may invest up to 10% of its Managed Assets in U.S. securities and other U.S. financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (the “Securities Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act, PIPEs and venture capital investments.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Pooled Investment Vehicles

The Trust may invest in securities of pooled investment vehicles, including other investment companies, ETFs and exchange-traded notes (“ETNs”). The Trust will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Trust. The Trust’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Investment Company Act, including in certain circumstances a prohibition on the Trust acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Trust’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Trust) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Trust may rely on these exemptive orders it invest in unaffiliated ETFs. Under an exemptive rule adopted by the Commission, the Trust may invest in certain other investment companies and money market funds beyond the statutory limits described above.

The Trust may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

ETFs are pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries the risks of its underlying securities or other assets. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAY; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Trust’s shares could also be substantially and adversely affected.

Options on Securities and Securities Indices

Writing Covered Options. The Trust may write (sell) covered call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. The Trust may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the OTC market. A call option written by the Trust obligates the Trust to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Trust pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Trust as the seller of the call option. The Trust can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Trust. All call options written by the Trust are covered, which means that the Trust will own the securities subject to the option as long as the option is outstanding or the Trust will use the other methods described below. The Trust’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Trust may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Trust would obligate the Trust to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by the Trust would be covered, which means that the Trust will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Trust. However, in return for the option premium, the Trust accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if the Trust owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if the Trust holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Trust segregates liquid assets in the amount of the difference. A put option is also covered if the Trust holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Trust segregates liquid assets in the amount of the difference. The Trust may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit that is equal to the market value of the securities in the case of a call option. Segregated cash or liquid assets may be quoted or denominated in any currency.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Trust may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Trust) upon conversion or exchange of other securities in its portfolio. The Trust may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option, or the exercise price in the case of a put option, or by owning offsetting options as described above.

The Trust may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under OTC options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Purchasing Options. The Trust may purchase put and call options on any securities in which it may invest or any securities index comprised of securities in which it may invest. The Trust may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Trust may purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or other instruments of the type in which it may invest (“protective puts”). The purchase of a call option would entitle the Trust, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period.

The Trust would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Trust would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Trust, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Trust’s securities. Put options may also be purchased by the Trust for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Trust would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Trust would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

The Trust would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Trust is unable to effect a closing purchase transaction with respect to covered options it has written, the Trust will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Trust is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The Trust may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the Trust in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Trust’s investment portfolio, the Trust may incur losses that it would not otherwise incur. The writing of options could increase the Trust’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Futures Contracts and Options and Swaps on Futures Contracts

Futures Contracts. The Trust may enter into contracts for the purchase or sale for future delivery (a “futures contract”) of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust may purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price and at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price and at a specified future time.

Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin on U.S. exchanges may range from approximately 1% to approximately 10% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of “variation margin” may be required, a process known as “mark to the market.”

Considerations Concerning Futures Contracts and Options on Futures Contracts. Futures contracts entail special risks. The ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investor’s obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures markets. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction. The Trust’s ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Trust generally will purchase or sell only those futures contracts and options for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Trust may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Trust for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Trust anticipates purchasing or selling a foreign security. For example, this technique would allow the Trust to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Trust’s existing holdings of foreign securities. There may be, however, an imperfect correlation between the Trust’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Trust’s investment objective, such as when the Trust’s Investment Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Trust’s portfolio. There is no requirement that the Trust hedge all or any portion of its exposure to foreign currency risks.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures)

trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Trust. Market illiquidity or disruption could result in major losses to the Trust. In addition, the Trust will be exposed to credit risks with regard to counterparties with which it trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Trust.

Equity Swaps

The Trust may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Trust the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Trust may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Trust on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Trust on the notional amount. In other cases, the counterparty and the Trust may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Trust will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments.

Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Trust is contractually obligated to make. If the other party to an equity swap defaults, the Trust’s risk of loss consists of the net amount of payments that the Trust is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Trust’s exposure, the Trust and the Investment Adviser believe that such transactions do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Trust’s borrowing restrictions under the Investment Company Act but will count them against the Trust’s overall leverage limit.

The Trust will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. The Trust’s ability to enter into certain swap transactions may be limited by tax considerations.

Index Swaps, Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Trust may enter into index, interest rate, credit and total return swaps for both hedging purposes and to seek to increase total return. As examples, the Trust may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way. The Trust may also enter into interest rate caps, floors and collars. The Trust may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The Trust posts initial and variation margin by making payments to its clearing member FCMs.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Trust with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security, or pool of securities. Credit swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security, or pool of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Trust incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally the Trust will enter into interest rate, total return, credit and index swaps on a net basis, which means that the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and index swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and index swaps is normally limited to the net amount of interest payments that the Trust is contractually obligated to make. If the other party to a bilateral swap agreement defaults, the Trust’s risk of loss consists of the net amount of interest payments that the Trust is contractually entitled to receive.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Trust. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Trust may be either the protection buyer or seller in the transaction. If the Trust is a buyer and no credit event occurs, the Trust may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Trust generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap.

If a credit event occurs, the value of any deliverable obligation received by the Trust as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Trust.

To the extent that the Trust’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by identifying on its books cash or liquid assets or is covered by other means in accordance with Commission guidance, the Trust and the Investment Adviser believe that the transactions do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Trust’s borrowing restrictions under the Investment Company Act but will count them against the Trust’s overall leverage limit.

The Trust will not enter into bilateral transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto (with respect to bilateral swap transactions) is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which creates effective leverage and involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality and interest rates, or in its evaluation of the creditworthiness of swap counterparties (with respect to bilateral swap transactions) and the issuers of the underlying assets, the investment performance of the Trust would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

When-Issued and Delayed Delivery Transactions

The Trust may purchase securities on a “when issued” basis or a “delayed delivery” basis. “When-issued” securities are securities whose terms are available and for which a market exists, but which are not available for immediate delivery. “Delayed delivery” transactions are those in which the Trust purchases a security but settlement of the transaction is to occur after the customary settlement date. The Trust will enter into such transactions for the purpose of acquiring securities that it wishes to purchase but that are not currently available for purchase. The Trust may dispose of a commitment to purchase prior to settlement. However, the Trust does not intend to make such purchases for speculative purposes. When such transactions are negotiated, the purchase price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment and settlement, no payment is made for the securities purchased, and no interest or dividends accrue to the Trust. However, the securities are subject to market fluctuation, and the value at settlement may be less than the purchase price. While awaiting settlement, the Trust will maintain with its custodian a segregated account consisting of liquid securities, which may include cash, obligations of the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”), debt obligations or equity securities having a value at least equal to its purchase commitments. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involves a risk of loss if the security declines prior to the settlement date, which risk is in addition to the risk of decline of the Trust’s other assets.

Repurchase Agreements

A repurchase agreement is an agreement under which the Trust acquires a security subject to the obligation of the seller to repurchase and the Trust to resell such security at a fixed time and price (representing the Trust’s cost and interest). It is the Trust’s present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments. Repurchase agreements may also be viewed as loans made by the Trust, which are collateralized by the securities subject to repurchase. The Trust intends to take possession of collateral, and the Investment Adviser will monitor repurchase transactions to ensure that the value of the underlying securities will at all times be at least equal to the total amount of the repurchase obligation, including the interest factor. If the seller defaults the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings. Reverse repurchase agreements create effective leverage. If the securities held by the Trust decline in value while these transactions are outstanding, the NAY of the Trust’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Trust (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Trust will decline below the price the Trust is obligated to pay to repurchase the securities, and that the securities may not be returned to the Trust.

The Trust may “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act, and the Trust’s use of leverage through reverse repurchase agreements will not be limited by the Investment Company Act, although it will be limited by the Trust’s overall limitation on leverage as described in the Prospectus. However, the Trust’s use of leverage through reverse repurchase agreements will be considered to be financial leverage for purposes of determining compliance with the Trust’s maximum overall leverage levels approved by the Board. The Trust’s use of leverage through reverse repurchase agreements may be further limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities, and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

With respect to any reverse repurchase agreement or similar transaction, the Trust’s Managed Assets shall include any proceeds from the sale of an asset of the Trust to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Short Sales

The Trust may engage in short sales and short sales against the box in an amount not to exceed 5% of Managed Assets. Short sales are transactions in which the Trust sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Trust must borrow the security to make delivery to the buyer. The Trust then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Trust. Until the security is replaced, the Trust is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Trust also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales, which will be borne solely by the Trust’s common Shareholders.

The Trust will incur a loss, which may be unlimited, as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the borrowed security. The Trust will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Trust may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Trust replaces a borrowed security in connection with a short sale, the Trust will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Trust will be able to close out a short position at any particular time or at an acceptable price. During the time that the Trust is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Trust is unable to borrow the same security from another lender. If that occurs, the Trust may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

The Trust may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Trust may enter into a short sale against the box, for example, to lock in a sales price for a security the Trust does not wish to sell immediately. If the Trust sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Trust effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Trust closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Trust may effect short sales.

Preferred Stock, Warrants and Stock Purchase Rights

The Trust may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after creditors and other debt holders. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred shareholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred shareholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are securities/contracts that are similar to options but with different terms that entitle the holder to buy equity securities at a specific price for a specific period of time. The Trust will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Trust. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exchange-Traded Notes (“ETNs”)

ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Trust invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Trust’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Unseasoned Companies

The Trust may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with a longer and more established operating history.

U.S. Government Securities

The Trust may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Although U.S. Government securities issued directly by the U.S. Government are guaranteed by the U.S. Treasury, other U.S. Government securities issued by an agency or instrumentality of the U.S. Government may not be. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Custodial Receipts and Trust Certificates

The Trust may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which the Trust may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Trust will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Trust may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Trust would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Trust could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Trust may be subject to delays, expenses and risks that are greater than those that would have been involved if the Trust had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (the “IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Non-Investment Grade Securities

The Trust may invest up to 20% of its Managed Assets in non-convertible bonds rated BB+ or below by S&P, Ba1 or below by Moody’s, or BB+ by Fitch or comparable rated and unrated securities. The Trust may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody’s and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of issuers of non-investment grade securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. Non-investment grade securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, non-investment grade securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s, Aaa, Aa, A or Baa by Moody’s, or AAA, AA, A, or BBB by Fitch). Analysis of the creditworthiness of issuers of non-investment grade securities may be more complex than for issuers of higher quality debt securities, and the ability of the Trust to achieve its investment objective may, to the extent of its investments in non-investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if the Trust were investing in higher quality securities.

The market values of non-investment grade securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of non-investment grade securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of high-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for non-investment grade securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of non-investment grade securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates.

Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust’s NAY.

The risk of loss from default for the holders of non-investment grade securities is significantly greater than is the case for holders of other debt securities because non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Trust in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation is uncertain. In addition, the Trust may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. The Trust may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Trust in respect of accrued interest income on securities which are subsequently written off, even though the Trust has not received any cash payments of such interest.

The secondary market for non-investment grade securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for non-investment grade securities is generally lower than that of higher rated securities. The secondary market for non-investment grade securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Trust to dispose of particular portfolio investments when needed to meet redemption requests or other liquidity needs. The Investment Adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAY of the Trust. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the non-investment grade securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for non-investment grade securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade securities also present risks based on payment expectations. Non-investment grade securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Trust may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Trust experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of non-investment grade securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in the Trust’s portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, the Trust may continue to hold the security if the Investment Adviser believes it is in the best interest of the Trust and its Shareholders.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Trust’s NAV to the extent it invests in such investments. In addition, the Trust may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

Loans of Portfolio Securities

The Trust may lend its portfolio securities, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 30% of the Trust’s Managed Assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. When the Trust lends a security, it is entitled to receive substitute payments in the amount of any dividends or interest on the loaned security and also receive one or more of: (1) a negotiated loan fee; (2) interest on securities used as collateral for the loan; or (3) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower of the security. The Trust may also pay reasonable finder’s, custodian and administrative fees. The terms of the Trust’s loans of securities must meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), such as providing that the Trust may terminate the loan upon no more than five days’ notice, and must permit the Trust to reacquire loaned securities in time to vote on any important matter. The Trust will make such loans only to banks and dealers with which it may enter into repurchase agreements. If the borrower fails to return the loaned security, the Trust’s risks include: (1) any costs in disposing of the collateral; (2) loss from a decline in value of the collateral to an amount less than 100% of the securities loaned; (3) being unable to exercise its voting or consent rights with respect to the security; (4) any loss arising from a delay in the Trust’s ability to recover such securities in a timely manner; (5) the inability of the Trust to reacquire the loaned securities; and (6) counterparty risk.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Trust’s outstanding Shares. As used in this SAI, a “majority of the Trust’s outstanding Shares” means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (2) more than 50% of the outstanding Shares. For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings), all percentage limitations apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market conditions does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Trust may not:

1.	Invest 25% or more of its Managed Assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities); except that the Trust will invest more than 25% of its Managed Assets in companies conducting their principal business in healthcare industries.

2.	Purchase or sell commodities or commodities contracts. The prohibition on the purchase or sale of commodities applies to the purchase or sale of “physical” commodities; the Trust may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, ETNs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.

3.	Purchase or sell real estate; although the Trust may purchase and sell securities or instruments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities, and may hold and sell real estate acquired by the Trust as a result of the ownership of securities.

4.	Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, the Trust may be deemed an underwriter under federal or state securities law. See “Portfolio Transactions and Brokerage.”

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except as permitted by the Investment Company Act, or interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction.

7.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust, except as may be necessary in connection with permitted borrowings under 6 above.

8.	Make loans of money, except (a) by the purchase of debt obligations in which the Trust may invest consistent with its investment objective and policies, or (b) as may otherwise be permitted by the Investment Company Act, as amended from time to time, the rules and regulation promulgated by the Commission under the Investment Company Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time. The Trust reserves the authority to enter into repurchase agreements, reverse repurchase agreements and to make loans of its portfolio securities to qualified institutional investors, brokers, dealers, banks or other financial institutions, so long as the terms of the loans are not inconsistent with the requirements of the Investment Company Act.

In addition, the Trust has adopted the following investment policies, which may be changed by the action of the Board of Trustees (the “Board”) without Shareholder approval:

1.	The Trust, under normal circumstances, will have at least 80% of its Managed Assets invested in Healthcare Companies. This investment policy may only be changed with 60 days’ prior notice to Shareholders.

2.	The Trust may invest up to 10% of the Trust’s Managed Assets in Restricted Securities.

Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio. Other than the restrictions identified above as fundamental, the Trust’s investment objective, policies and restrictions may be changed without Shareholder approval.

TRUSTEES AND OFFICERS

Overall responsibility for general oversight of the Trust rests with the Board. The Board is comprised of seven individuals, six of whom are not “interested persons” of the Trust (as that term is defined in Section 2(a)(19) of the Investment Company Act) (“Independent Trustee”). The Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation as Chairman does not impose any obligations or standards greater than or different from other Trustees.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established Audit, Governance and Nominating, Valuation and Qualified Legal Compliance Committees to assist the Board in the oversight of the management and affairs of the Trust. All of the members of these Committees are Independent Trustees, except for Dr. Omstead, who serves on the Valuation Committee. From time to time the Board may establish additional committees or informal working groups to deal with specific matters.

The Trust is subject to a number of risks including investment, compliance, operational and valuation risks. Although the Investment Adviser and the officers of the Trust are responsible for managing these risks on a day-to-day basis, the Board has adopted, and periodically reviews, policies and procedures designed to address these risks. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with the Trust’s Chief Compliance Officer, the Trust’s independent public accounting firm, and legal counsel to the Trust. These interactions include discussing the Trust’s risk management and controls with the independent registered public accounting firm engaged by the Trust, reviewing valuation policies and procedures and the valuations of specific restricted securities, and receiving periodic reports from the Trust’s Chief Compliance Officer regarding compliance matters relating to the Trust and its major service providers, including results of the implementation and testing of the Trust’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Trust’s risk management from time to time and may change the manner in which it fulfills its oversight responsibilities at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Trust because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

The Trust’s Declaration of Trust provides that the Trust will indemnify Trustees and officers and may indemnify employees and agents of the Trust against liabilities and expenses incurred in connection with claims or litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust or the By-laws of the Trust protects or indemnifies a Trustee, officer, employee or agent against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The names of the Trustees and officers of the Trust, their addresses, ages and principal occupations during the past five years, and, in the case of the Trustees, their positions with certain other organizations and publicly-held companies, are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) of the Trust or the Investment Adviser are included in the table titled “Interested Trustees.” Trustees who are not interested persons as described above are referred to as Independent Trustees. The Trust and Tekla Healthcare Investors (“HQH”), Tekla Life Sciences Investors (“HQL”), and Tekla Healthcare Opportunities Fund (“THQ”), other closed-end investment companies advised by the Investment Adviser, are the only four portfolios in the “Fund Complex.” Each Trustee also serves as a trustee for HQL, HQH and THQ.

Trustees

NAMES, ADDRESSES(1) AND DATES OF BIRTH	POSITION WITH THE TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHS HELD DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN TRUST COMPLEX OVERSEEN BY TRUSTEE

INDEPENDENT TRUSTEES:

Jeffrey A. Bailey 4/1962	Trustee since 2020 Chairman since 2022	CEO, IlluminOss Inc. (2018-2020); Vice President, Janssen Pharmaceutica (Johnson & Johnson) (1984-2006); Board Chairperson, Aileron Therapeutics Inc. (since 2018); Director, Madison Vaccines, Inc. (since 2018); Director and CEO, BioDelivery Systems, Inc. (2020-2022).	4

Kathleen L. Goetz 4/1966	Trustee since 2021	Independent Consultant (Since 2020); Vice President and Head of Sales, Novartis Pharmaceuticals (2017-2019); Executive Director of Strategic Account Management, Novartis Pharmaceuticals (2015-2016).	4

Rakesh K. Jain, Ph.D. 12/1950	Trustee since 2015	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (2012-2018).	4

Thomas M. Kent, CPA 6/1953	Trustee since 2017	Director, Principal Global Investors Trust Co. (since 2014); Trustee, Thayer Academy (2009-2018); Director, New England Canada Business Council (since 2017).	4

W. Mark Watson, CPA 7/1950	Trustee since 2022	Director, BioDelivery Sciences International, Inc. (2017-2022); Director, Inhibitor Therapeutics, Inc. (since 2014); Director, Global Health MCS, (since 2014); Director, Sykes Enterprises, Inc. (2018-2021); Director, The Moffitt Cancer Center (since 2009).	4

NAMES, ADDRESSES(1) AND DATES OF BIRTH	POSITION WITH THE TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS IN TRUST COMPLEX OVERSEEN BY TRUSTEE

INTERESTED TRUSTEES:

Daniel R. Omstead, Ph.D.(3) 7/1953	President since 2015 Trustee since 2015	President of the Fund (since 2015), Tekla Healthcare Investors (HQH) (since 2001), Tekla Life Sciences Investors (HQL) (since 2001), Tekla Healthcare Opportunities Fund (THQ) (since 2014); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director: Palyon Medical Corporation (2009-2015); Tibion Corporation (2011-2013); Celladon Corporation (2012-2014); IlluminOss Medical, Inc. (2011-2020); Magellan Diagnostics, Inc.(2006-2016); Dynex Corporation (2011-2017); Insightra Medical, Inc. (2015-2016); Neurovance, Inc. (2015-2017); EBI Life Sciences, Inc. (2015-2017); Euthymics Biosciences, Inc. (2015-2017); Veniti, Inc. (2015-2018);Joslin Diabetes Center (2016-2019); Decipher Biosciences, Inc. (2016-2018).	4

(1)	The address for each Trustee is: c/o Tekla World Healthcare, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-7728500.

(2)	Each Trustee currently is serving a three year term.

(3)	Trustee considered to be an “interested person” within the meaning of the Investment Company Act of 1940 through his position or affiliation with the Investment Adviser.

The Board believes that each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Trust’s Investment Adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee’s education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a member of this Trust’s Board and that of HQH, HQL and THW, public companies, or non-profit entities or other organizations.

Jeffrey A. Bailey: Mr. Bailey is a seasoned operational healthcare executive with over 30 years of leadership experience within the healthcare industry. Mr. Bailey serves as Chairman of the Board of Trustees of the Trust and also serves as Chairman of the Trust’s

Valuation Committee and serves on the Trust’s Governance and Nominating Committee. Mr. Bailey has extensive business development and transactional expertise, with diverse leadership experiences in commercial and supply chain management, finance, business development and product development for various pharmaceutical medical device companies. Most recently, Mr. Bailey served as chief executive officer and director of IlluminOss Medical, Inc., a medical device company, from 2018 to 2020. From December 2015 until March 2017, Mr. Bailey served as chief executive officer of Neurovance, Inc., a biotechnology company. Previously, from January 2013 through June 2015, Mr. Bailey served as president and chief executive officer and as a director of Lantheus Medical Imaging, Inc., a public medical diagnostic company. Prior to 2013, Mr. Bailey held various leadership positions with several public and private pharmaceutical and medical device companies, including president and general manager at Novartis Pharmaceuticals, a multinational pharmaceutical company, and a 22-year career with Johnson & Johnson, multinational medical devices, pharmaceutical and consumer packaged goods manufacturing company. Mr. Bailey also has extensive board member experience, having previously served on boards of directors for eight companies. Mr. Bailey currently serves as a director for Aileron Therapeutics Inc. and Madison Vaccines, Inc. Mr. Bailey holds a BA in business administration from Rutgers University.

Kathleen Goetz: Ms. Goetz was Vice President Head of Sales at Novartis Pharmaceuticals, a global healthcare company until 2019. Ms. Goetz serves on the Audit Committee and Valuation Committee of the Trust. Ms. Goetz brings over 30 years of healthcare business and leadership experience, including experience working within a spectrum of diverse healthcare stakeholders and ecosystems. She brings extensive knowledge of the healthcare provider, a deep understanding of payor interests and the needs of the patient. During her 28 years with Novartis, Ms. Goetz held positions of increasing responsibility, leading marketing, sales and reimbursement teams through various stages of commercialization from pre-launch planning through to loss of exclusivity across diverse therapeutic areas. Other key roles during her time at Novartis also include National Executive Director of Strategic Accounts, Integrated Market Planning and Marketing Director, providing her with valuable experience leading organizational transformation, resourcing, forecasting, and analytics. Early in her career Ms. Goetz spent time working at Centocor Biologics. She continues to act as a mentor to future leaders and as a champion for diversity through her past work as an Executive Leadership Development mentor and a former Novartis Pharmaceuticals Women in Leadership Chair. Ms. Goetz has won numerous healthcare and business leadership awards and recognition throughout her career, including being recognized with the Healthcare Women's Business Association Rising Star Award. She continues to act as an independent consultant within the pharmaceutical and biotech industry. Ms. Goetz holds a Business Finance degree from Iowa State University.

Rakesh K. Jain, Ph.D.: Dr. Rakesh Jain is the A. W. Cook Professor of Radiation Oncology (Tumor Biology) at Harvard Medical School and the Director of the E. L. Steele Laboratories of Tumor Biology at Massachusetts General Hospital, providing the Trust with a valuable perspective on emerging life sciences technologies. Dr. Jain is Chairperson of the Governance and Nominating Committee of the Trust. Dr. Jain co-founded XTuit Pharmaceuticals, Inc. in 2012, where he also served as a board member until 2018. He serves as Chairman of the Trust’s Governance and Nominating Committee. Prior to joining Harvard, he was professor of chemical engineering at Columbia University and Carnegie Mellon University. Dr. Jain is regarded as a pioneer in the fields of tumor biology, drug delivery, in vivo imaging and bioengineering. Dr. Jain has authored more than 750 publications. He serves on advisory panels to government, industry and academia, and has served or continues to serve on editorial advisory boards of twenty journals, including Journal of Clinical Oncology and Nature Reviews Clinical Oncology. He has received more than 90 major awards and lectureships, including the United States National Medal of Science, a Guggenheim Fellowship, the Humboldt Senior Scientist Award, the National Cancer Institute’s Research Career Development Award and Outstanding Investigator Grant, the Academic Scientist of the Year Award from the Pharmaceutical Achievements Awards, the Distinguished Service Award from Nature Biotechnology and the Innovator Award from the DoD Breast Cancer Program. He is a member of all three branches of U.S. National Academies – the Institute of Medicine, the National Academy of Engineering and the National Academy of Sciences and is a member of both the National Academy of Investors and the American Academy of Arts and Sciences. In May 2016, Dr. Jain received the National Medal of Science from President Obama at the White House.

Thomas M. Kent, CPA: Mr. Kent was a Partner at PricewaterhouseCoopers, LLP, where he served the Investment Management Industry for over 30 years, 24 years as a Partner. In so doing, he worked with and for more than 20 different and distinct Investment Company Boards, and alongside several of those Boards’ service providers, including Advisors, Custodians, Accounting Agents, Transfer Agents, Security Pricing Providers, Tax advisors and others. His clients included both large and small fund groups, with both open-end and closed-end fund structures. Therefore, he provides Trust with deep expertise in audit, valuation, operational and governance matters. He serves as Chairman of the Trust’s Audit Committee and serves on the Trust’s Governance and Nominating Committee. Mr. Kent also serves as a Director of Principal Global Investors Trust Co., and a Director of the New England Canada Business Council. Mr. Kent is a member of the American Institute of CPA’s and the Massachusetts Society of CPA’s where he serves on the Registered Investment Company Committee. He received his AB cum laude from Harvard College, where he majored in Economics and his MS in Accountancy from the Stern School of Business at New York University.

Daniel R. Omstead, Ph.D.: Dr. Omstead is President and Chief Executive Officer of Tekla Capital Management LLC, a registered investment adviser that serves as investment adviser to the Trust. Dr. Omstead is also President of the Trust and serves on its Valuation Committee. Dr. Omstead is portfolio manager for the public and restricted/venture portfolios within the Trust. As part of these responsibilities, Dr. Omstead is a member of the Board of Directors of a portfolio company, IlluminOss Medical, Inc. Prior to joining the Adviser, Dr. Omstead was President and CEO of Reprogenesis, Inc., a private development stage biotech company which developed therapies in the field of tissue engineering and regenerative medicine. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development, at Cytotherapeutics, Inc, a public biotech company. Prior to entering the biotech industry, Dr. Omstead was employed for fourteen years in positions of increasing responsibility within the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson, and at Merck, Sharp and Dohme Research Laboratories, a division of Merck & Co., Inc. Dr. Omstead provides the Trust with insights into both pharmaceutical and biotech companies. Dr. Omstead holds Ph.D. and Master’s Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University. He is an emeritus member of the Board of Directors of a non-profit agency that provides emergency shelter, housing and supportive services to homeless and low-income individuals and families in the Boston area. Dr. Omstead was also a member of the Board of Trustees at the Joslin Diabetes Center.

W. Mark Watson, CPA: Mr. Watson is a Certified Public Accountant with over 40 years of experience in public accounting and auditing, having spent his entire career from January 1973 to June 2013 at Deloitte Touche Tohmatsu, the multinational professional services network, and its predecessor, most recently as Central Florida Marketplace Leader. Mr. Watson serves on the Valuation Committee and the Audit Committee of the Trust. Mr. Watson provides the Trust with a particular expertise in the health and life sciences sector, having played a significant role in the development of Deloitte's audit approach for health and life sciences companies and leading its national healthcare regulatory and compliance practice. He has served as lead audit partner and advisory partner on the accounts of many public companies ranging from middle market firms to Fortune 500 enterprises. Mr. Watson is a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. Mr. Watson is a member of the Board of Directors of Inhibitor Therapeutics, Inc., Global Health MCS and the Moffitt Cancer Center. He received his undergraduate degree in Accounting from Marquette University.

Officers

NAME, ADDRESS(1) AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Daniel R. Omstead, Ph.D. 7/1953	President since 2015	President of the Fund, HQH (since 2001), HQL (since 2001), THQ (since 2014); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002).
Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer since 2015	Chief Compliance Officer, Secretary and Treasurer of the Fund, HQH (since 2009), HQL (since 2009), THQ (since 2014); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

____________________

(1)	The address for each Officer is: c/o Tekla World Healthcare Fund, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.
(2)	Each Officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

Ownership of Securities

As of September 6, 2022, the Trust’s Trustees and executive officers, as a group, beneficially owned less than 1% of the Trust’s outstanding Shares. The information as to beneficial ownership of securities which appears below is based on statements furnished to the Trust by its Trustees and executive officers.

To the knowledge of the Trust, as of September 6, 2022, there were no control persons of the Trust and no persons were known to own, either beneficially or of record, 5% or more of the Shares of the Trust.

As of March 31, 2022, the dollar range of equity securities owned beneficially by each Trustee in the Trust and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust is as follows:

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Jeffrey A. Bailey	$10,001-$50,000	$50,001-$100,000
Kathleen L. Goetz	$10,001-$50,000	$10,001-$50,000
Rakesh K. Jain, Ph.D.	None	None
Thomas M. Kent	$10,001-$50,000	Over $100,000
W. Mark Watson, CPA	None	None

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Daniel R. Omstead, Ph.D.	Over $100,000	Over $100,000

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*	The Family of Investment Companies includes the four funds that the Adviser serves as investment adviser. This includes the Trust, HQH, HQL and THQ.

Dr. Omstead and Ms. Woodward serve as officers of the Trust. As of September 7, 2022, the officers of the Trust beneficially owned 30,768 Shares of the Trust, or less than 1% of the Shares outstanding on that date.

Independent Trustee Transactions/Relationships with Trust Affiliates

As of December 31, 2021, neither the Independent Trustees nor members of their immediate families owned securities, beneficially or of record, of the Advisor, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Advisor. In addition, over the past five years, neither Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor or any of its affiliates. Further, during each of the last two fiscal years, neither Independent Trustees nor members of their immediate families have conducted any transactions (or series or transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Advisor or any of its affiliates was a party.

Standing Committees

Audit Committee. The Trust has an Audit Committee comprised solely of Independent Trustees who are “independent” as defined in the New York Stock Exchange (“NYSE”) Listing Standards. The Board has adopted a written charter for the Audit Committee. The Audit Committee charter is available at www.teklacap.com/funds/thw/info/literature. The principal purpose of the Trust’s Audit Committee is to assist the Board in fulfilling its responsibility to oversee management’s conduct of the Trust’s financial reporting process, including reviewing the financial reports and other financial information provided by the Trust, the Trust’s systems of internal accounting and financial controls and the annual independent audit process.

For the Trust, the Audit Committee’s role is one of oversight, and it is recognized that the Trust’s management is responsible for preparing the Trust’s financial statements and that the outside auditor is responsible for auditing those financial statements. Although the Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and the Trust’s independent public accountants.

The members of the Trust’s Audit Committee are Mr. Kent, Ms. Goetz, and Mr. Watson. Mr. Kent is the Chairman of the Trust’s Audit Committee. The Trust’s Audit Committee held four meetings during the fiscal year ended September 30, 2021.

Governance and Nominating Committee. The Trust has a Governance and Nominating Committee comprised solely of Independent Trustees who are “independent” as defined in the NYSE Listing Standards.

The principal missions of the Committee are to (i) review, evaluate, and enhance the effectiveness of the Board in its role in governing the Trust and overseeing the management of the Trust and (ii) promote the effective participation of qualified individuals on the Board, on committees of the Board, and as executive officers of the Trust.

The Committee reviews, discusses and makes recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and overseeing the Trust’s management. The Committee makes nominations for trustees and officers of the Trust and for membership on all committees of the Board and submits such nominations to the full Board for consideration.

The Trust’s By-Laws require that each prospective trustee candidate have a college degree or equivalent business experience and provide a list of minimum qualifications for trustees, which include expertise, experience or relationships relevant to the business of the Trust. The Trust’s By-Laws also require that a candidate is not serving in any of various positions with another investment company (as defined in the Investment Company Act) that focuses its investments in the healthcare and/or life sciences industries, unless such investment company is managed by the Trust’s Investment Adviser or an affiliate, or in various positions with the investment adviser, sponsor or equivalent of such an investment company. The Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) the overall diversity of the Board’s composition.

The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. The Committee will consider potential trustee candidates recommended by Shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Trust for its trustees; (ii) are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) of the Trust or the Investment Adviser; and (iii) are “independent” as defined in the NYSE Listing Standards. In order to be evaluated by the Committee, trustee candidates recommended by Shareholders must also meet certain eligibility requirements as set out in the Committee’s Charter. Other than those eligibility requirements, the Committee shall not evaluate Shareholder trustee nominees in a different manner than other nominees. The standard of the Committee is to treat all equally qualified nominees in the same manner.

All recommendations by Shareholders must be received by the Trust by the deadline for submission of any Shareholder proposals which would be included in the Trust’s proxy statement for the next annual meeting of the Trust. Each Shareholder or Shareholder group must meet the requirements stated in the Committee’s charter in order to recommend a candidate. A Shareholder or Shareholder group may not submit more than one candidate per year. When recommending a trustee candidate, Shareholders must include in their notice to the Trust’s Secretary: (i) the Shareholder’s contact information; (ii) the trustee candidate’s contact information and the number of Trust shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board, and to serve as a trustee, if so elected. Once a recommendation has been timely received in proper form, the candidate will be asked to complete an eligibility questionnaire to assist the Trust in assessing the candidate’s qualifications as a potential Independent Trustee and as someone who is “independent” under the NYSE Listing Standards. The Committee will make such determinations in its sole discretion and such determinations shall be final.

The members of the Committee are Mr. Bailey, Dr. Jain, and Mr. Kent. Dr. Jain is the Chairman of the Committee. During the fiscal year ended September 30, 2021, the governance and nominating committee held four meetings.

Valuation Committee. The Board has delegated to the Trust’s Valuation Committee general responsibility for determining, subject to final Board ratification, in accordance with the Trust’s valuation procedures, the value of assets held by the Trust on any day on which the net asset value per share is determined. The Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Investment Adviser, to deal in the first instance with day to day valuation decisions, subject to oversight by the Valuation Committee. The Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, the Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. The Valuation Committee is charged with the responsibility of determining the fair value of the Trust’s securities or other assets in situations set forth in the Trust’s valuation procedures.

The members of the Trust’s Valuation Committee are Mr. Bailey, Ms. Goetz, Mr. Watson, and Dr. Omstead. Mr. Bailey is the Chairman of the Trust’s Valuation Committee. The Trust’s Valuation Committee held four meetings during the fiscal year ended September 30, 2021.

Qualified Legal Compliance Committee. The Trust has a Qualified Legal Compliance Committee (“QLCC”) comprised solely of Independent Trustees. The Board has adopted a written charter for the QLCC. The principal purpose of the Trust’s QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the Commission under the Sarbanes-Oxley Act of 2002 (the “Standards”). Under the Standards, if an attorney appearing and practicing before the Commission in the representation of an issuer, such as the Trust, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer’s QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Trust and the power to retain outside counsel, auditors or other experts for this purpose.

The members of the Trust’s QLCC are Dr. Jain and Mr. Kent. Mr. Kent is the Chairman of the Trust’s QLCC. The Trust’s QLCC had no cause to meet during the fiscal year ended September 30, 2021.

Compensation of Trustees and Officers

The Trust pays each of the Trustees not affiliated with the Investment Adviser an annual fee of $17,500. Independent Trustees are also paid $1,000 for each Board meeting attended in person and $750 for each Committee meeting. The Chairman of the Board receives an additional annual fee of $5,000, the Chairmen of the Audit and Valuation Committees receive an additional annual fee of $2,000, and the Chairman of the Governance and Nominating Committee receives an additional annual fee of $2,000. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. Trustees and officers of the Trust who hold positions with the Investment Adviser receive indirect compensation from the Trust in the form of the investment advisory fee paid to the Investment Adviser.

The Trust has entered into a Services Agreement with the Investment Adviser. Pursuant to the terms of the Services Agreement, the Trust reimburses the Investment Adviser for a portion of the payment of salary and provision of benefits to the Trust's Chief Compliance Officer. Trustees and officers of the Trust who hold positions with the Investment Adviser receive indirect compensation from the investment advisory fee paid to the Investment Adviser by the Trust.

The following table sets forth information regarding the estimated compensation of Trustees by the Trust and other funds managed by the Investment Adviser for the fiscal year ending September 30, 2021, but does not include expenses. As of the date of this SAI, the Fund Complex was comprised of the Trust, HQH, HQL, and THQ (the “Funds”).

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2021

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES(1)
INDEPENDENT TRUSTEES(2)
Jeffrey A. Bailey	$26,438	N/A	N/A	$104,250
Rakesh K. Jain, Ph.D.	$23,438	N/A	N/A	$92,250
Thomas M. Kent, CPA	$26,438	N/A	N/A	$104,250

Oleg M. Pohotsky, M.B.A., J.D.(3)	$31,688	N/A	N/A	$126,000
William S. Reardon, M.B.A.(4)	$28,438	N/A	N/A	$112,250
Lucinda H. Stebbins, M.B.A., CPA(5)	$21,875	N/A	N/A	$86,000

INTERESTED TRUSTEES
Daniel R. Omstead, Ph.D.	$0	N/A	N/A	$0

EXECUTIVE OFFICER
Laura Woodward.	$50,900	N/A	N/A	N/A

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(1)	The Fund Complex consists of four funds: the Trust, HQH, HQL and THQ.
(2)	Kathleen L. Goetz was appointed as a Trustee effective December 9, 2021. W. Mark Watson was appointed as a Trustee effective June 9, 2022.
(3)	Mr. Pohotsky served as an Independent Trustee until he passed away on July 14, 2022.
(4)	Mr. Reardon served as an Independent Trustee until he retired on June 9, 2022.
(5)	Ms. Stebbins served as an Independent Trustee until she retired on June 10, 2021.

THE TRUST

The Trust’s capitalization consists of an unlimited number of Shares, $0.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution after paying or adequately providing for the payment of all liabilities. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust’s By-laws and the rules of the NYSE.

Shareholders are entitled to one vote for each whole Share held and a proportionate fractional vote for each fractional Share held. The Trust’s Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust under certain circumstances may be determined to be personally liable as partners for the Trust’s obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for the acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of a Trust liability is limited to circumstances in which the Trust is unable to meet its obligations from the liquidation of its portfolio investments.

The overall management of the Trust is vested in the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its Investment Adviser, Custodian, any foreign sub-custodians, Registrar and Transfer Agent. The management of the day-to-day operations of the Trust is delegated to its officers and to the Investment Adviser, subject always to the investment objective and policies of the Trust and to general supervision by the Board.

In addition, the Declaration of Trust requires the affirmative vote or consent of the holders of 75% of the Shares of the Trust to authorize certain transactions with a person or entity that is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust unless the Board takes certain actions to approve such a transaction. These provisions could make it more difficult to change the management of the Trust and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction.

Preferred Shares

The Declaration of Trust provides that the Trust has the power to issue additional Shares by action of the Board without the approval of the holders of the Trust’s common Shareholders. This power may be deemed to include the issuance of Preferred Shares with such rights and privileges as may be determined by the Board.

The Trust may elect to issue Preferred Shares as part of its leverage strategy though it does not currently intend to do so. The Trust has the ability to issue Preferred Shares representing up to 50% of the Trust’s total assets (less the Trust’s obligations under senior securities representing indebtedness). The Investment Company Act permits the issuance of Preferred Shares if, immediately after such issuance, the liquidation value of the Trust’s outstanding Preferred Shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Trust’s assets must be at least 200% of the liquidation value of its outstanding Preferred Shares). In addition, the Trust would not be permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Trust’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Notwithstanding the Investment Company Act requirement listed above with respect to asset coverage of any Preferred Shares, if Preferred Shares are issued, the Trust intends to maintain an asset coverage ratio of at least 300%. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, would be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares would be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees would be elected by holders of Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees of the Trust at any time in the event that two years of dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding

Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in the Prospectus or the SAI and except as otherwise required by applicable law or the Declaration of Trust, if Preferred Shares were issued, holders of Preferred Shares would have equal voting rights with common shareholders (one vote per share, unless otherwise required by the Investment Company Act) and would vote together with common shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of any Preferred Shares issued would be expected to provide that: (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Trust may tender for or purchase Preferred Shares; and (iii) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust would reduce any leverage applicable to the Shares, while any resale of shares by the Trust would increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust’s Declaration of Trust. The Board, without the approval of the common shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered. Shareholders will bear all expenses in connection with the offering and issuance of Preferred Shares.

Repurchases of Shares and Tender Offers

The Trust is a closed-end management investment company and as such its Shareholders do not, and will not, have the right to redeem their Shares of the Trust. The Trustees, however, intend to consider, from time to time, but not less frequently than annually, the desirability of open market purchases or tender offers. Any such repurchases will be made in accordance with the applicable provisions of the Investment Company Act and Massachusetts law in open market transactions. Shares repurchased by the Trust will be held in its treasury. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Trust’s shares and the Trust’s NAV. There is no assurance that any action undertaken to repurchase Shares will result in the Shares trading at a price which approximates net asset value. Although the Trust has no present intention of doing so, it reserves the right to incur debt to finance such repurchases or tender offers. Interest on any borrowings to finance Share repurchase transactions will increase the Trust’s expenses and will reduce the Trust’s net income. There can be no assurance that Share repurchases, if any, will cause the Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Trust’s outstanding Shares may be the subject of repurchases may reduce the spread between market price and net asset value that might otherwise exist. The Trust may not repurchase Shares except (1) on a securities exchange and after notification to Shareholders of its intent to purchase Shares within the six months preceding the purchase, (2) pursuant to a tender offer to all Shareholders, or (3) as otherwise permitted by the Commission.

The Shares of the Trust will trade in the open market at a price which will be a function of several factors, including their supply, demand, investment performance and yield. The shares of closed-end investment companies generally sell at market prices varying from their NAV and such shares frequently trade at a discount to NAV, but in some cases trade at a premium. The market price of the Shares will be determined by factors including trading volume of such Shares, general market and economic conditions and other factors beyond the control of the Trust. Therefore, the Trust cannot predict whether its Shares will trade at, below or above NAV. When the Trust repurchases its Shares for a price below their NAV, the NAV of those Shares that remain outstanding will increase, but this does not necessarily mean that the market price of those outstanding Shares will be affected, either positively or negatively.

Conversion to Open-End Investment Company

Under the Declaration of Trust, the conversion of the Trust from a closed-end to an open-end investment company would require (1) the approval of the Board, and (2) the affirmative vote or consent of the holders of 75% of the Shares outstanding and entitled to vote. Such a vote would be in addition to any vote or consent required in addition to the vote or consent of Shareholders otherwise required by law or any agreement between the Trust and the NYSE. The Investment Company Act requires that the Trust receive a vote of a majority of its outstanding voting Shares in order to convert the Trust from a closed-end to an open-end investment company.

The conversion of the Trust from a closed-end to an open-end investment company would have to be approved by the Board prior to its submission to Shareholders. A proposal to convert the Trust to an open-end company might be supported or opposed by the Board depending on the Board’s judgment as to its advisability in light of circumstances prevailing at the time.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. Conversion to an open-end investment company could require the disposal of illiquid investments to meet current requirements of the Commission that no more than 15% of an open-end investment company’s assets consist of illiquid securities, and would likely require involuntary liquidation of portfolio securities, and the inherent realization of net long-term capital gains in connection therewith, to meet periodic requests for redemption. Moreover, Shares of the Trust would no longer be listed on the NYSE.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Tekla Capital Management LLC, a limited liability company formed under the laws of the State of Delaware, serves as the Investment Adviser to the Trust. The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Investment Adviser is located at 100 Federal Street, 19th Floor, Boston, MA 02110.

The Investment Adviser is owned by Daniel R. Omstead and Mary N. Omstead. Dr. Omstead is currently the President and Chief Executive Officer of the Investment Adviser. Mary N. Omstead is Dr. Omstead’s wife.

The Investment Advisory Agreement between the Investment Adviser and the Trust (the “Advisory Agreement”) provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust’s portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business. See “Portfolio Transactions and Brokerage.”

Subject to the supervision and direction of the Board, the Investment Adviser manages the Trust’s portfolio in accordance with the Trust’s investment objective and policies as stated in the Prospectus; makes investment decisions for the Trust; places purchase and sale orders for portfolio transactions for the Trust; supplies the Trust with office facilities (which may be in the Investment Adviser’s own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; supplies or directs and supervises a third party administrator or custodian in the provision to the Trust of accounting and bookkeeping services, the calculation of the net asset value of shares of the Trust, internal auditing services, and other clerical services in connection therewith; and prepares or supervises and directs a third party administrator or custodian in the preparation of reports to Shareholders of the Trust, tax returns and reports to and filings with the Commission and state securities authorities. In providing these services, the Investment Adviser provides investment research and supervision of the Trust’s investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust’s assets. In addition, the Investment Adviser furnishes the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to (1) 1.00% of the average daily value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Advisory Agreement provides that the Investment Adviser shall not be liable for any loss incurred by any act or omission of any broker. The Advisory Agreement also provides that the Investment Adviser shall not be liable to the Trust or to any Shareholder of the Trust for any error or judgment or for any loss suffered by the Trust in connection with rendering services under the Advisory Agreement except (1) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or (2) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties under the Advisory Agreement. Subject to the foregoing, the Advisory Agreement also provides that the Trust shall indemnify the Investment Adviser, and any officer, director and employee of the Investment Adviser to the maximum extent permitted by Article V of the Trust’s Declaration of Trust.

For the fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019, the Trust paid the Adviser $6,283,994, $5,475,071 and $5,382,722, respectively, in advisory fees.

The services of the Investment Adviser to the Trust are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Investment Adviser, or any affiliate thereof, from providing similar services to other companies and other clients or from engaging in other activities.

Under the Advisory Agreement, the Investment Adviser has agreed to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the

Trust who are “affiliated persons” of the Investment Adviser, as that term is defined in the Investment Company Act, or any of its “affiliated persons.”

Under the Advisory Agreement, the Trust must pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the operation of the Trust including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Stock Purchase Plan, the Commission, and the Financial Regulatory Authority (“FINRA”) fees, fees and expenses of the Trustees who are not “affiliated persons” of the Investment Adviser or any of its “affiliated persons,” accounting and valuation costs, administrator’s fees, membership fees in trade associations, fidelity bond coverage for the Trust’s officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Trust’s Shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually (1) by the Board or by the holders of a majority of the Trust’s outstanding Shares and (2) by the majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement may be terminated without penalty by (1) the Trust or the Investment Adviser at any time without penalty upon not less than 30 and no more than 60 days’ written notice or (2) a vote of the holders of a majority of the Trust’s outstanding Shares, and will automatically terminate in the event of its assignment. Action by the Trust under (1) above may be taken either by (i) vote of a majority of its Trustees, or (ii) the affirmative vote of a majority of the outstanding shares of the Trust.

Portfolio Management

Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Loretta Tse, Ph.D., Jack Liu, M.B.A., Ph.D., Christopher Seitz, M.B.A., Graham Attipoe, M.B.A., M.D. and Kelly Girskis, Ph.D. are members of a team that analyzes investments on behalf of the Trust. Dr. Omstead exercises ultimate decision making authority with respect to investments.

Other Accounts Managed

The information below lists other accounts for which the portfolio management team was primarily responsible for the day to day management as of September 30, 2021.

Portfolio Managers Name	Registered Investment Companies(1)		Other Pooled Investment Vehicles(1)		Other Accounts(1)
Daniel R. Omstead, Ph.D.	3	$2,657,706,608	0	$0	0	$0
Jason C. Akus, M.D./M.B.A	3	$2,657,706,608	0	$0	0	$0
Timothy Gasperoni, M.B.A., Ph.D.	3	$2,657,706,608	0	$0	0	$0
Ashton L. Wilson	3	$2,657,706,608	0	$0	0	$0
Christopher Abbott	3	$2,657,706,608	0	$0	0	$0
Robert Benson	3	$2,657,706,608	0	$0	0	$0
Richard Goss	3	$2,657,706,608	0	$0	0	$0
Loretta Tse, Ph.D.	3	$2,657,706,608	0	$0	0	$0
Jack Liu, M.B.A., Ph.D.	3	$2,657,706,608	0	$0	0	$0
Christopher Seitz, M.B.A.	3	$2,657,706,608	0	$0	0	$0
Graham Attipoe, M.B.A., M.D.	3	$2,657,706,608	0	$0	0	$0
Kelly Girskis, Ph.D.	3	$2,657,706,608	0	$0	0	$0

__________

(1)	None of the accounts managed by the portfolio managers are subject to a performance fee.

Security Ownership of Portfolio Managers

As of September 30, 2021, the dollar range of Trust securities beneficially owned by Dr. Omstead was over $100,000 and the dollar range of Trust securities beneficially owned by Dr. Gasperoni was $10,001 - $50,000. As of September 30, 2021, none of the other members of the team owned securities of the Trust.

Portfolio Manager Compensation Structure

The Investment Adviser offers employees what it believes are competitive salaries and benefits in order to attract and retain adequate staff to provide services to the Trusts. The Investment Adviser feels the current staff level is adequate in size, experience and qualifications to effectively manage both the public and restricted portfolios of the Trust, HQH, HQL and THQ. The Investment Adviser further believes that the staff has the unique qualifications and experience to be effective in making purchase and sale decisions.

Dr. Omstead is an owner of the Investment Adviser. He receives compensation for his contribution to the portfolio management team and for his contribution to the general management of the Investment Adviser. As a member of the Investment Adviser, Dr. Omstead also receives distributions made to members. Currently, such distributions are principally the result of the investment advisory fees paid to the Investment Adviser by the Trust, HQH, HQL and THQ.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the potential conflicts discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Trust, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Trust, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Trust. Securities selected for funds or accounts other than the Trust may outperform the securities selected for the Trust. Further, a potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Trust trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Trust. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Trust’s Code of Ethics will adequately address such conflicts.

The Adviser and the Trust have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Trust) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts. See “Code of Ethics” for more information.

PROXY VOTING POLICY AND PROCEDURES

The Board has adopted a proxy voting policy and procedure (the “Proxy Voting Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Investment Adviser. A copy of the Proxy Voting Policy is attached as Appendix A to this SAI.

A description of the Trust’s proxy voting policies and procedures and information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Trust at (617) 772-8500, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

CODE OF ETHICS

The Board has approved a joint Code of Ethics under Rule 17j-1 of the Investment Company Act that covers certain personnel of the Trust and the Investment Adviser. The joint Code of Ethics establishes procedures for personal investing and restricts certain transactions by certain personnel covered by the joint Code of Ethics. Employees subject to the joint Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Trust. The joint Code of Ethics applies to investments by covered persons in their personal accounts, the accounts of family members living in the same household, and accounts in which the covered person has a beneficial interest (i.e., ownership, voting or investment control). Some of the restrictions set forth in the joint Code of Ethics do not apply to the Trust’s Independent Trustees. In general terms, the joint Code of Ethics is designed to ensure that the investing activities of covered personnel are conducted in a manner that avoids potential or actual conflicts of interest with the Trust and its Shareholders and that covered personnel conduct their personal investing in a manner consistent with their fiduciary duty towards the Trust and its Shareholders.

The joint Code of Ethics requires pre-clearance for certain investments in equities (not including mutual funds), imposes reporting requirements, and imposes sanctions for violations. Specifically, among other things, the joint Code of Ethics prohibits sales of securities to or purchases of securities from the Trust and prohibits the purchase or sale of any security under consideration for trading by the Trust within seven days before or after the Trust trades in the security

The joint Code of Ethics is available on the EDGAR Database on the Commission Internet site at www.sec.gov. You may obtain copies of the joint Code of Ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

NET ASSET VALUE

The NAV of the Trust’s Shares is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) every day that the NYSE is open. The Trust makes this information available daily by telephone (800) 451-2597, via its web site www.teklacap.com). and through electronic distribution for media publication, including major internet-based financial services web sites and portals (e.g., bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron’s publish NAVs for closed-end investment companies periodically.

NAV is calculated by dividing the Trust’s total assets (the value of the securities held by the Trust plus any cash or other assets, including interest and dividends earned but not yet received) minus all liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) by the total number of Shares outstanding at such time. If any preferred shares are outstanding, net assets available for common shareholders are determined by deducting from net assets the liquidation preference and any accrued dividends on the preferred shares.

Securities for which market quotations are readily available are valued at market price. Portfolio securities that are traded on one or more U.S. national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices or at the last sale price. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Redeemable securities issued by a registered open-end investment company are valued at net asset value per share. Other securities are valued at the mean between the closing bid and asked prices. Short- term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

Bonds, other than convertible bonds, are valued using a third-party pricing system when such valuations are available. Convertible bonds are generally valued using this pricing system only on days when there is no sale reported. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange-traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Forward foreign currency contracts are generally valued on the basis of the value of the underlying currencies at the prevailing currency exchange rates. The prevailing currency exchange rate shall generally be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange on which they are primarily traded. Foreign securities that are primarily traded on the foreign over-the-counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events result in market volatility that significantly affects the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Trust values its Shares on any particular day on which the Trust is required to value its Shares, the Trust may, but is not required to, determine the value of such securities at “fair value,” as determined in good faith by or under the direction of the Board.

Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, to the extent that the Trust values its foreign securities (other than ADR and American Depositary Shares (“ADS”)) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Trust’s net asset value may not take place contemporaneously with the valuation of foreign securities held by the Trust.

The value of any security or other asset for which market quotations are not readily available shall be determined in a manner that most fairly reflects the security’s (or asset’s) “fair value,” which is the amount that the Trust might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (1) the type of the security; (2) the size of the holding (including percent of outstanding securities of issuer held by the Trust); (3) the initial cost of the security; (4) the existence of any contractual restrictions on the security’s disposition and the time to freedom from such restrictions; (5) the price and extent of public trading in similar securities of the issuer or of comparable companies; (6) quotations or prices from broker-dealers and/or pricing services; (7) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (8) an analysis of the company’s financial statements; (9) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security); and (10) the price of securities in a subsequent round of financing of an issuer in an arm’s-length transaction, if the round includes a new third party investor.

Sometimes a “significant valuation event” may cause the market value of a security to differ from the fair market value of that security. A “significant valuation event” is an event that causes or is likely to cause a market quotation to be unavailable or unreliable, and may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or closings caused by human error, equipment failures, natural disasters, armed conflicts, acts of God, governmental actions or other developments, as well as the same or similar events which may affect specific issues or the securities markets even though not tied directly to the securities markets. A significant valuation event occurring after the close of trading but before the time of valuation may mean that the closing price for the security does not constitute a readily available market quotation. If a significant valuation event has occurred, the security will be valued at fair value as determined in good faith by the Board in accordance with the procedures described above. Such valuations and procedures will be reviewed periodically by the Board.

The Trust shall value an investment in a private placement or in a private company at cost. The valuation of an investment in a private placement or in a private company will be adjusted to reflect its fair valuation, as internal and external events are deemed to have a known or likely impact on the financial condition or market value of the investment. Internal or external factors affecting the fair valuation may include items such as a subsequent financing round, a material deviation from the business plan, or a change in market conditions that may impair the company’s ability to meet its capital requirements. If a subsequent round of financing includes a new third-party investor in an arms-length transaction, then the securities shall be marked up or down to the value used in that financing round. Equity investments in exchange for marketing or development rights do not constitute arms-length transactions. Venture investments that have an initial public offering shall be generally valued at a discount to the public market value of the securities. The discount in each case is determined by appraisal, considering such factors as market liquidity, time to freedom from restrictions, fundamental outlook for the company and such other factors as are enumerated above that are deemed to be relevant. Private placements in public companies are similarly priced at a discount to the public market generally until the restrictions on sale of the security expire.

Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. In executing transactions for the portfolio and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the Investment Company Act), the Investment Adviser will use its best efforts to obtain the best price and execution for the Trust. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. The Investment Adviser may cause the Trust to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser to the Trust. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust and/or other accounts over which the Investment Adviser exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. It is further understood that such services may be useful to the Investment Adviser in connection with its services to other clients. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

The Trust has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Investment Adviser may receive orders for transactions by the Trust. The term “research, market and statistical information” includes advice as to the value of securities, the advisability of purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information may be used by the Investment Adviser in connection with the Trust. Conversely, such information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser in the future may effect securities transactions may be useful to the Investment Adviser in providing services to the Trust. To the extent the Investment Adviser receives valuable research, market and statistical information from a broker-dealer, the Investment Adviser intends to direct orders for Trust transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints and the ability of broker dealers to provide competitive prices and commission rates.

The Investment Company Act restricts transactions involving the Trust and its “affiliates,” including among others, the Trust’s Trustees, officers and employees, the Investment Adviser and any “affiliates” of such affiliates. Subject to any such restrictions, investment companies advised by the Investment Adviser may concurrently invest with the Trust in Restricted Securities, and the Trust may also invest in companies in which directors of the Investment Adviser or Trustees of the Trust have invested or for which they serve as directors or executive officers. A substantial portion of the securities in which the Trust may invest are traded in the over-the-counter markets, and the Trust intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are generally prohibited from dealing as principal with the Trust in the purchase and sale of securities. Under certain circumstances, affiliated persons of the Trust are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis.

It is likely that, subject to applicable law, the Trust may invest in securities concurrently being purchased by other investment companies advised by the Investment Adviser. Such purchases would be made on terms no less favorable than those under which such investment companies would be acquiring the securities. In the case of concurrent purchases by the Trust and another investment company or companies managed by the Investment Adviser, such purchases would be made where the Investment Adviser has made an independent decision on behalf of the Trust and such other company that the purchase is appropriate in light of the investment objectives, policies, restrictions, current holdings, available cash and portfolio structure of and other factors affecting each. Such investments will be allocated among clients in a manner believed by the Investment Adviser to be equitable to each. The Trust may also from time to time invest in securities of companies in which affiliated persons of the Trust have invested, subject to the provisions of the Investment Company Act and the rules and regulations promulgated thereunder.

The Trust’s portfolio transactions in Restricted Securities are generally subject to Rule 144 under the Securities Act. In general, under Rule 144 as currently in effect, if the Trust has beneficially owned Restricted Securities of a publicly held issuer for a minimum of six months, it will be entitled to sell in any three-month period that number of such securities that will not exceed the greater of 1% of the then outstanding securities of that class or the average weekly trading volume in securities of that class in any national securities exchange and/or in the over-the-counter market during the four calendar weeks immediately preceding the date on which notice of the sale is filed with the Commission. These volume limitations also apply to sales by the Trust of the securities of any issuer as to which it is deemed an affiliate, regardless of whether securities of such issuer are publicly traded. The above-described sales under Rule 144 are subject to certain requirements relating to manner of sale, notice and availability of current public information about the issuer. If the Trust is not deemed to have been an affiliate of the issuer at any time during the 90 days immediately preceding the sale and has beneficially owned Restricted Securities for at least one year, it is entitled to sell such securities under Rule 144(k) without regard to whether the issuer is publicly-held or to the volume limitations or other requirements described above. When Restricted Securities are sold to the public other than pursuant to Rule 144 or 144A, the Trust may be deemed an “underwriter” with respect thereto for purposes of the Securities Act and subject to liability as such thereunder.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

Allocation of transactions, including their frequency, to various broker-dealers is determined by the Investment Adviser with respect to the Trust, based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Certain investments may be appropriate for the Trust and also for other clients advised by the Investment Adviser. Investment decisions for the Trust and for other investment accounts managed by the Investment Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Trust and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Investment Adviser believes to be equitable to each such account. Although the Investment Adviser seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Trust or the size of the position obtained or sold by the Trust. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchase for the Trust with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

For the fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019, the Trust paid $251,449, $220,597 and $300,459, respectively, of brokerage commissions.

As stated in the Prospectus, the Trust’s portfolio turnover rate for the fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019 was 69.37%, 48.11% and 55.17%, respectively. For a description of the Trust’s portfolio turnover policies, see “Portfolio Transactions and Brokerage” in the Prospectus.

TAX MATTERS

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its Shareholders. The discussion is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change (possibly with retroactive effect) or different interpretations. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its Shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

Taxation of the Trust

The Trust intends to qualify and has elected to be treated in each of its taxable years as a regulated investment company (“RIC”) under the Code. As a RIC, the Trust generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that the Trust distributes to its Shareholders. To qualify as a RIC and maintain RIC status, the Trust must meet specific source-of-income and asset diversification requirements and must generally distribute an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses), but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Trust’s taxable year. If, in any year, the Trust fails to qualify as a RIC under U.S. federal income tax laws, the Trust would be taxed as an ordinary corporation. In such circumstances, the Trust could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

To qualify as a RIC, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership and other income derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the market value of the Trust’s assets is represented by cash and cash items, U.S. Government Securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC’s business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

If for any taxable year the Trust were to fail to qualify as a RIC, all of the Trust’s taxable income would be subject to federal income tax at the rates applicable to corporations (with no deduction for distributions to Shareholders), and Trust distributions would be taxable to Shareholders as dividends to the extent of the Trust’s earnings and profits.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the excise tax, the Trust must generally distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Trust intends to make its distributions in accordance with the calendar year distribution requirement. A dividend will be treated as paid on December 31 of the calendar year if it is declared by the Trust in October, November or December of the year, payable to Shareholders of record on a date in such a month and paid by the Trust during January of the following year. Such dividends will be taxable to Shareholders as of December 31 of the calendar year in which the dividends are declared, rather than during the calendar year in which the dividends are received. If the Trust elects to retain net capital gains and treat such gains as having been distributed, all or a portion of such gains may not be treated as having been timely distributed for purposes of satisfying the excise tax calendar year distribution requirement.

If the Trust utilizes leverage through the issuance of Preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Trust’s ability to declare and pay dividends on Shares. Limits on the Trust’s ability to pay dividends on Shares may prevent the Trust from meeting the distribution requirements described above and, as a result, may affect the Trust’s ability to be subject to tax as a RIC or subject the Trust to the 4% excise tax. If the Trust is precluded from making distributions on Shares because of any applicable asset coverage requirements, the terms of Preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Trust to enable the Trust to satisfy the distribution requirements that would enable the Trust to be subject to tax as a RIC, will be paid to the holders of Preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of Preferred Shares would be entitled to receive upon redemption or liquidation of such Preferred Shares.

Distributions

Dividends paid from investment company taxable income as calculated for federal income tax purposes generally will be taxable to Shareholders as ordinary income whether paid in cash or reinvested in the Trust’s Shares. The Trust intends to distribute to its Shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust’s income distributions will be paid monthly in cash.

A portion of the dividends received by non-corporate Shareholders may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Trust distribution is treated as qualified dividend income to the extent that the Trust receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Holding periods may be affected by certain of the Trust’s transactions in options (including covered call options) and other derivatives. Trust distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REITs distributions and distributions from certain non-U.S. corporations.

Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gains”) reported by the Trust as capital gain dividends will be taxable to Shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust’s Shares, regardless of how long the Shareholders have held the Trust’s Shares, and will not be eligible for the dividends received deduction for corporations. The Trust may elect to retain net capital gains. In such event, the Trust will be required to pay federal income taxes on the undistributed net capital gains, but intends to elect to treat such capital gains as having been distributed to Shareholders. As a result, such amounts will be included in the gross income of the Shareholders as long-term capital gains and Shareholders will be able to claim their proportionate share of federal income taxes paid by the Trust on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their Shares of the Trust by an amount equal to 65% of the amount of the undistributed capital gains included in their gross income. Organizations or persons not subject to federal income tax on such capital gains (such as, generally, qualified pension and profit-sharing funds, including Individual Retirement Accounts and Keogh plans, and certain trusts, nonresident aliens and foreign corporations) will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon filing appropriate returns or claims for refund with the IRS. Even if the Trust makes such an election, it is possible that the Trust may incur an excise tax as a result of not having distributed sufficient net capital gains.

A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital which is applied against and reduces the Shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale or exchange of the Shares. The Trust has returned investor capital over each of the past three years.

The price of Shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution of investment company taxable income or net capital gains will receive a distribution which will nevertheless be taxable to them.

Dividends (not including capital gain dividends) received by corporate Shareholders from the Trust qualify for the dividends received deduction for corporate Shareholders to the extent the Trust reports the amount distributed as eligible for the deduction. The aggregate amount reported by the Trust cannot exceed the aggregate amount of dividends received by the Trust from domestic corporations for the taxable year, and the reporting of dividend income must generally be the same for all Shares. Thus, unless 100% of the Trust’s gross income constitutes qualified dividends, a portion of the dividends paid to corporate Shareholders will not qualify for the dividends received deduction. The dividends received deduction for corporate Shareholders may be further reduced if the Shares with respect to which dividends are received are treated as debt-financed or if either those Shares or the Shares of the Trust are deemed to have been held by the Trust or its Shareholders, respectively, for less than 46 days.

Certain distributions reported by the Trust as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by Shareholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Trust is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Trust’s business interest income over the sum of the Trust’s (i) business interest expense and (ii) other deductions properly allocable to the Trust’s business interest income.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Trust issues Preferred Shares, the Trust intends each year to allocate capital gain dividends, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.

In addition to furnishing any other required tax statements, the Trust intends to report in written notices to Shareholders regarding the tax status of all distributions made during such taxable year, the amount qualifying for the dividends received deduction for corporations and the amount, if any, of undistributed net capital gains and related tax credits.

Sale or Exchange of Shares

Generally, gain or loss realized upon the sale or exchange of Shares will be capital gain or loss if the Shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the Shareholder’s holding period for the Shares. Investors should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the Shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a regulated investment company, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Investments of the Trust — General

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Trust may be required to limit the extent to which it invests in such investments, and it is also possible that the IRS may not agree with the Trust’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Trust’s income and gains and distributions to shareholders, affect whether the Trust has made sufficient distributions  and  otherwise  satisfied  the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Trust may invest in certain investments in the future.

Certain of the Trust’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income; (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (4) convert long-term capital gain into short-term capital gain or ordinary income; (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); (6) cause the Trust to recognize income or gain without a corresponding receipt of cash; (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (8) adversely alter the characterization of certain complex financial transactions; and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Trust will seek to avoid or minimize any adverse tax consequences of its investment practices.

Passive Foreign Investment Companies

The Trust may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets produce passive income, or 75% or more of its gross income is passive income. If the Trust receives a so-called “excess distribution” with respect to PFIC stock, the Trust itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Trust to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Trust held the PFIC shares. The Trust itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Trust taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Gain from the sale of PFIC shares is treated in the same manner as an excess distribution. Excess distributions and gain from the sale of PFIC shares are characterized as ordinary income even though, absent application of the PFIC rules, such gains and certain excess distributions might have been classified as capital gain.

The Trust may elect to mark to market any PFIC shares in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election relates, the Trust would report as ordinary income the amount by which the fair market value of the PFIC stock exceeds the Trust’s adjusted basis in the stock. Any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a Trust-level tax when distributed to Shareholders as a dividend. Alternatively, the Trust may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs in lieu of being taxed in the manner described above.

Currency Fluctuations — “Section 988” Gains or Losses

Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Trust accrues receivables or liabilities denominated in a foreign currency and the time the Trust actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of foreign currency or debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the currency, security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Trust’s investment company taxable income to be distributed to its Shareholders as ordinary income.

Hedging Transactions

Certain futures, foreign currency contracts and options in which the Trust may invest are “section 1256 contracts.” While gains or losses on section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses, certain foreign currency futures and foreign currency contracts may give rise to ordinary income or loss, as described above. Also, section 1256 contracts held by the Trust at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Trust (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Trust. In addition, losses realized by the Trust on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Trust of engaging in hedging transactions are not entirely clear.

The Trust may make one or more of the elections available under the Code which are applicable to straddles. If the Trust makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Notwithstanding any of the foregoing, the Trust may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Trust enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the thirtieth day after the close of the taxable year, if certain conditions are met.

High Yield Debt Investments

Investments in debt obligations that are at risk of or in default present tax issues for the Trust. Tax rules are not entirely clear about issues such as whether and to what extent the Trust should recognize market discount on a debt obligation, when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent the Trust may take deductions for bad debts or worthless securities and how the Trust should allocate payments received on obligations in default between principal and income.

These and other related issues will be addressed by the Trust in order to ensure that it distributes sufficient income to preserve its status as a RIC.

REITs

The Trust may invest in REITs. Investments in REIT equity securities may require the Trust to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Trust may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Trust’s investments in REIT equity securities may at other times result in the Trust’s receipt of cash in excess of the REIT’s earnings; if the Trust distributes such amounts, such distribution could constitute a return of capital to Trust shareholders for federal income tax purposes. Dividends received by the Trust from a REIT generally will not constitute qualified dividend income.

Under applicable Treasury regulations, properly reported dividends paid by the Trust that are attributable to the Trust’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. Shareholders, provided that certain holding period and other requirements are met by the Shareholder and the Trust. There can be no assurance as to what portion of the Trust’s distributions will qualify for such deduction.

Foreign Withholding Taxes

Income received by the Trust from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50% of the value of the Trust’s total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Trust will be eligible to elect to “pass-through” to the Trust’s Shareholders the amount of foreign income and similar taxes paid by the Trust. In the absence of such an election, the foreign taxes paid by the Trust will reduce its investment company taxable income, and distributions of investment company taxable income received by the Trust from non-U.S. sources will be treated as U.S. source income.

Medicare Tax

A Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the Shareholder’s “net investment income” (or “undistributed net investment income” for an estate or trust) for a taxable year and (ii) the excess of the Shareholder’s modified adjusted gross income for such taxable year, over a certain threshold, which for individuals is $200,000 in the case of single filers ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to Shares and net gain attributable to the disposition of Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Tax Shelter Reporting Regulations

Under applicable Treasury regulations, if a Shareholder recognizes a loss with respect to Shares of $2 million or more for a non-corporate Shareholder or $10 million or more for a corporate Shareholder in any single taxable year (or a greater loss over a combination of years), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Shareholder should consult their own tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

Backup Withholding

The Trust (or applicable withholding agent) may be required to withhold U.S. federal income tax at the rate of 24% of all taxable distributions payable to Shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Certain persons are exempt from the backup withholding requirements. Questions relating to backup withholding should be directed to your tax adviser.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the U.S., is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“Foreign Shareholder”) depends on whether the income from the Trust is “effectively connected” with a U.S. trade or business carried on by such shareholder.

As a RIC is a corporation for U.S. federal income tax purposes, its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a foreign shareholder should not be considered to earn income “effectively connected” with a U.S. trade or business solely as a result of activities conducted by the Fund.

If the income from the Trust is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and amounts retained by the Trust which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the Foreign Shareholder is a non-resident alien individual and is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the U.S. for more than the 182-day period only applies in exceptional cases, because any individual present in the U.S. for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a Foreign Shareholder who is a nonresident alien individual, the Trust may be required to withhold U.S. federal income tax at a rate of 24% of distributions of net capital gains unless the Foreign Shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” above. If a Foreign Shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of the Trust in the U.S. will ordinarily be exempt from U.S. tax unless such shareholder is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements.

Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Trust in writing to its shareholders, will be exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Depending on the circumstances, the Trust may report all, some or none of the Trust’s potentially eligible dividends as eligible for exemption from withholding tax, and a portion of the Trust’s distributions (e.g. interest and dividends from non-U.S. sources or any non-U.S. currency gains) would be ineligible for such exemption. In the case of shares held through an intermediary, the intermediary may withhold on a payment even if the Trust reports the payment as eligible for the exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Trust which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Trust will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such Foreign Shareholders that are corporations may also be subject to the branch profits tax imposed by the Code.

Withholding of U.S. tax is required (at a 30% rate) on payments of taxable dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders may also be subject to U.S. estate tax with respect to their Trust shares. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

Other Taxes

Distributions may also be subject to state, local and foreign taxes and/or the alternative minimum tax depending on each Shareholder’s particular situation. Shareholders should consult their own tax advisers with respect to their particular situation.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Trust’s securities and cash are held under a custodian contract by State Street Bank and Trust Company (the “Custodian”), whose principal business address is One Lincoln Street, Boston, MA 02111. Rules adopted under the Investment Company Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those Rules, the Trust’s portfolio of securities and cash, when invested in

Foreign Securities, will be held by sub-custodians who have been approved by the Board in accordance with the rules and regulations of the Commission following consideration of a number of factors, including, but not limited to, the relationship of the institution with the Custodian, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Trust, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located and the risks of potential nationalization or expropriation of Trust assets. The Custodian also performs certain accounting related functions for the Trust, including calculation of NAV and net income.

State Street Bank and Trust Company (the “Administrator”) also serves as administrator to the Trust pursuant to an Administration Agreement. Under the Administration Agreement the Trust’s assets are combined with assets of HQH, HQL and THW. The combined assets are charged a fee computed and payable monthly at an annual rate of (i) 3.4% of the first $150 million; (ii) 2.4% of the next $150 million; and (iii) 1.4% on assets in excess of $300 million, subject to annual minimum fee of $77,500. The Administrative Agreement covers administrative costs, including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement.

Computershare Inc. serves as Dividend Disbursing Agent for the Trust. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the Plan Agent for the Trust’s Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Trust. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 150 Royall Street, Canton, MA 02021.

INCORPORATION BY REFERENCE

This SAI is part of a registration statement filed with the SEC. Pursuant to the final rule and form amendments adopted by the SEC on April 8, 2020 to implement certain provisions of the Economic Growth, Regulatory Relief, and Consumer Protection Act, the Trust may “incorporate by reference” the information that it files with the SEC, which means that the Trust can disclose important information by referring to those documents. The information incorporated by reference is considered to be part of this SAI, and later information that the Trust files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of this offering, are incorporated by reference into this Prospectus and deemed to be part of this registration statement from the date of the filing of such reports and documents:

●	the Trust’s Prospectus, dated [●], 2022, filed with this SAI;
●	the Trust’s definitive Proxy Statement, dated April 18, 2022, filed on April 12, 2022;
●	the Trust’s annual report on Form N-CSR for the fiscal year ended September 30, 2021, filed with the SEC on December 3, 2021;
●	the Trust’s semi-annual report on Form N-CSR for the fiscal period ended March 31, 2022, filed with the SEC on June 3, 2022;

●	the Trust’s description of Common Shares on Form 8-A, filed on June 19, 2015

The Trust will provide without charge to each person, including any beneficial owner, to whom this SAI is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this SAI.

You should direct requests for documents by calling the Investment Adviser at (617) 772-8500 or by writing to the Trust at c/o Tekla Capital Management LLC, 100 Federal Street, 19th Floor Boston, MA 02110. The Trust makes available this SAI, Prospectus and the Trust’s annual and semi-annual reports, free of charge, on the Trust’s website (www.teklacap.com). You may also obtain this SAI, the Prospectus, other documents incorporated by reference and other information the Trust files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Trust’s website is not incorporated by reference into this SAI and should not be considered to be part of this SAI.

FINANCIAL STATEMENTS

The Trust’s audited financial statements as of and for the fiscal year ended September 30, 2021, together with the report thereon of [__________], an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting, are incorporated in this SAI by reference to the Trust’s September 30, 2021 Annual Report to Shareholders, including the Schedule of Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Statement of Cash Flows and the five-year Financial Highlights. The Trust’s unaudited financial statements as of and for the six-month period ended March 31, 2022 are also incorporated in this SAI by reference to the Trust’s March 31, 2022 Semi-Annual Report to Shareholders. A copy of the Trust’s 2021 Annual Report to Shareholders and the Trust’s 2022 Semi-Annual Report to Shareholders are available at the SEC’s website (www.sec.gov). Copies may also be obtained free of charge upon request from the Trust at (617) 772-8500.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund, and Tekla World Healthcare Fund (each a “Fund” and together the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

●	the name of the issuer;

●	the exchange ticker symbol, if available;

●	the CUSIP number, if available;

●	the shareholder meeting date;

●	a brief identification of the matter voted on;

●	whether the matter was proposed by the issuer or a security holder;

●	whether TCM cast its vote on the matter;

●	how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

●	whether TCM cast its vote for or against management.

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards. TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other antitakeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel. Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

●	TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

●	TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

●	TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

●	TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

●	TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by TCM that was material to making a decision of how to vote the proxy, or that memorializes the basis for TCM’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and TCM’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of TCM.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements (incorporated by reference to Form N-CSR filed on December 3, 2021):

	(i)	Schedule of Investments as of September 30, 2021

	(ii)	Statement of Assets and Liabilities as of September 30, 2021

	(iii)	Statement of Operations for the year ended September 30, 2021

	(iv)	Statement of Changes in Net Assets for the years ended September 30, 2021 and September 30, 2020

	(v)	Statement of Cash Flows for the year ended September 30, 2021

	(vi)	Financial Highlights

	(vii)	Notes to Financial Statements

	(viii)	Report of Independent Registered Public Accountants dated November 19, 2021

2.	Exhibits:

a.	(i)	Amended and Restated Declaration of Trust of the Registrant, dated as of May 18, 2015(1)

	(ii)	Notice of Change of Trustee dated December 20, 2017(4)

	(iii)	Notice of Change of Trustee dated December 13, 2018(5)

	(iv)	Notice of Change of Trustee dated June 20, 2019(6)

	(v)	Notice of Change of Trustee dated August 27, 2020(8)

	(vi)	Notice of Change of Trustee dated June 16, 2021(13)

	(vii)	Notice of Change of Trustee dated December 13, 2021(14)

	(viii)	Notice of Change of Trustee dated June 16, 2022 (15)

	(ix)	Notice of Change of Trustee dated July 14, 2022 (16)

b.	By-Laws of the Registrant, as amended(9)

c.	Not Applicable

d.	Not Applicable

e.	Form of Dividend Reinvestment and Stock Purchase Plan of the Registrant(2)

f.	Not Applicable

g.	Form of Investment Advisory Agreement between the Registrant and Tekla Capital Management LLC(2)

h.	(i)	Form of Underwriting Agreement (2)

(ii)	Form of Master Selected Dealers Agreement(3)

(iii)	Form of Master Agreement Among Underwriters(3)

(iv)	Form of Structuring Fee Agreement(3)

(v)	Form of Joint Sales Incentive Fee Agreement(3)

i.	Not Applicable

j.	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company(2)

k.	(i)	Form of Administration Agreement between the Registrant and State Street Bank and Trust Company(1)

(ii)	Form of Transfer Agency and Service Agreement between the Registrant and Computershare Inc. and Computershare Trust Company, N.A.(2)

(iii)	Form of Investor Support Services Agreement between the Registrant and Destra Capital Investments LLC(2)

(iv)	Form of Distribution Assistance Agreement between the Investment Adviser and Destra Capital Investments LLC(2)

(v)	Support Services Agreement between the Registrant and Destra Capital Investments LLC dated January 1, 2016 (7)

(vi)	Assignment of the Support Services Agreement with Destra Capital Investments LLC to Destra Capital Advisors LLC dated April 2, 2018(4)

(vii)	Information Agent Agreement between the Registrant and AST Fund Solutions, LLC(11)

(viii)	Subscription Agent Agreement between the Registrant and American Stock Transfer & Trust Company, LLC(11)

l.	Opinion and Consent of Dechert LLP, to be filed by amendment

m.	Not Applicable

n.	(i)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment

(ii)	Powers of Attorney dated September 15, 2022, filed herewith

o.	Not Applicable

p.	Form of Subscription Agreement(2)

q.	Not Applicable

r.	Code of Ethics of Registrant and its Investment Adviser(10)

s.	Calculation of Filing Fee Tables, filed herewith

(1)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on May 28, 2015.

(2)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on May 22, 2015.

(3)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on June 24, 2015.

(4)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on April 18, 2018.

(5)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on March 12, 2019.

(6)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on June 20, 2019.

(7)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on June 19, 2017.

(8)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on September 10, 2020.

(9)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-202638 and 811-23037, as filed with the Securities and Exchange Commission on January 5, 2021.

(10)	Incorporated by reference from the Registration Statement on Form N-2, File no. 333-251975 and 811-23037, as filed with the Securities and Exchange Commission on January 8, 2021.

(11)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-251975 and 811-23037, as filed with the Securities and Exchange Commission on February 19, 2021.

(12)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-251975 and 811-23037, as filed with the Securities and Exchange Commission on March 2, 2021.

(13)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-251975 and 811-23037, as filed with the Securities and Exchange Commission on July 2, 2021.

(14)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-251975 and 811-23037, as filed with the Securities and Exchange Commission on December 22, 2021.

(15)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-251975 and 811-23037, as filed with the Securities and Exchange Commission on July 1, 2022.

(16)	Incorporated by reference from the Registration Statement on Form N-2/A, File no. 333-251975 and 811-23037, as filed with the Securities and Exchange Commission on July 29, 2022.

Item 26. Marketing Arrangements

Not Applicable

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Legal Fees and Expenses	$180,000
Auditing Fees and Expenses	$16,500
FINRA Fees	$23,000
Securities and Exchange Commission Filing Fees	$13,905
Miscellaneous	$35,000
Total	$268,405

Item 28. Persons Controlled by or under Common Control with Registrant

Not Applicable

Item 29. Number of Holders of Securities

As of September 15, 2022, the number of record holders of each class of securities of Registrant was as follows:

Title of Class	Number of Record Holders

Shares of beneficial interest, $.01 par value	2

Item 30. Indemnification

Under Article V of the Registrant’s Amended and Restated Declaration of Trust dated May 18, 2015, as amended, any past or present Trustee or officer of Registrant will be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by reason of his being or having been a Trustee or officer of Registrant, and against amounts paid and incurred by him in the settlement thereof. This provision does not authorize indemnification when it is determined, in the manner specified in the Amended and Restated Declaration of Trust, that the Trustee or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses of a Trustee or officer may be paid by Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by the Trustee or officer to repay the expenses to Registrant in the event that it is ultimately determined that indemnification of the Trustee or officer is not authorized under the Amended and Restated Declaration of Trust.

The Registrant will purchase insurance insuring its Trustees and officers against certain liabilities incurred in their capacity as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Under the Investment Advisory Agreement between the Registrant and Tekla Capital Management LLC (the “Investment Adviser”) dated [ ], the Registrant has agreed to certain limitations on the liability of the Investment Adviser and has agreed to provide certain indemnification. Section 9 of the Investment Advisory Agreement provides as follows:

The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the [Investment Company Act of 1940]) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by Article V of the Fund’s Declaration of Trust.

Item 31. Business and Other Connections of Investment Adviser

Tekla Capital Management LLC was organized in June 2002 for the purpose of providing investment advisory services to Tekla Healthcare Investors and Tekla Life Sciences Investors (formerly H&Q Healthcare Investors and H&Q Life Sciences Investors, respectively) (File Nos. 811-04889 and 811-06565). Reference is made to “Trustees and Officers” in the Statement of Additional Information and to Schedule A of Part 1 of Form ADV, Uniform Application for Investment Adviser Registration, as amended from time to time, (File No. 801-61018) filed with the Commission for information concerning the business and other connections of Daniel R. Omstead, Ph.D., Trustee and President of the Trust and President and CEO of the Investment Adviser.

Item 32. Location of Accounts and Records

Records are located at:

1.	Tekla Capital Management LLC 100 Federal Street, 19th Floor Boston, MA 02110

(Registrant’s corporate records and records relating to its function as Investment Adviser to Registrant)

2.	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

(Records relating to its function as Custodian to Registrant; and most of Registrant’s accounting and all records relating to its function as Registrant’s accounting agent)

3.	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

(Records relating to its function as Registrar and Transfer Agent to Registrant)

4.	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

(Records relating to its function as Dividend Disbursing Agent to Registrant)

Item 33. Management Service

Not Applicable.

Item 34. Undertakings.

1.	Not Applicable

2.	Not Applicable.

3.	Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

Provided, however, that paragraphs (a)(1), (a)(2), and (a)(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B under the Securities Act:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C under the Securities Act: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Registrant undertakes that:

(a)	for the purpose of determining any liability under Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be a part of the Registration Statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 22nd day of September, 2022.

TEKLA WORLD HEALTHCARE FUND

By:	/s/ Daniel R. Omstead
President

President Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Daniel R. Omstead	Trustee and President	September 22, 2022
Daniel R. Omstead	(Principal Executive Officer)

/s/ Laura Woodward	Treasurer	September 22, 2022
Laura Woodward	(Principal Financial Officer)

/s/ Jeffrey A. Bailey*	Trustee	September 22, 2022
Jeffrey A. Bailey

/s/ Kathleen L. Goetz*	Trustee	September 22, 2022
Kathleen L. Goetz

/s/ Rakesh K. Jain*	Trustee	September 22, 2022
Rakesh K. Jain

/s/ Thomas M. Kent*	Trustee	September 22, 2022
Thomas M. Kent

/s/ W. Mark Watson*	Trustee	September 22, 2022
W. Mark Watson

*By: Daniel R. Omstead, as attorney in-fact of each person so indicated and pursuant to the powers of attorney, as filed herewith.

EXHIBIT LIST

(n)(ii)	Powers of Attorney dated September 15, 2022

(s)	Calculation of Filing Fee Tables